Bascom Hill BALANCED Fund, Inc.
                6411 Mineral Point Road
              Madison, Wisconsin 53705
              800-767-0300
                  May 1, 1997

Dear Shareholder:

We are pleased to announce the most important change made for the shareholders of Bascom Hill BALANCED Fund, Inc.
since our founding. It has been our desire to further the growth of the fund, give wider exposure to our investment record, offer more services and hopefully to reduce operating costs. Madison Investment Advisors, Inc. (actually, its subsidiary, Bankers Finance Advisors, LLC) has been named as the investment advisor to a "family of funds" including a fund with similar investment goals and strategies as your fund, previously called the GIT Equity Trust Equity Income Portfolio. In order to accomplish these goals, the management and Direcgtors of your fund, and the Trustees of GIT Equity Trust all recommend that these two funds be "merged" and renamed. The important enclosed Prospectus/Proxy Statement requires your immediate attention.

The management of your fund will not change! The persons now responsible for the day-to-day management of the fund under the direction of Madison's investment committee will continue to be responsible for the merged fund. The investment philosophy will remain the same. Both funds hold similar and complementary portfolios at this time, thus requiring little portfolio changes or sales. The merged fund will be larger, offer more shareholder services, be available for sale in many more states and have reduced management fees!

The Advantages

o The merged fund will be larger, with a greater number of shareholders, hopefully leading to a national newspaper listing.
o The merged fund's investment advisory fee will be reduced from .85% to .75%.
o You will have the ability to "switch" to two money market funds as well as other equity funds, bond funds and tax-free income funds.
o You will now enjoy our own customer service staff and new services, such as 24-hour telephone access to account information and other state of the art account service features.

New Fund and Family Name

There is good news and bad news. The good news is that we will adopt a new name for your fund appropriate for a fund of its caliber in a full service mutual fund family. The bad news: Like you, we've been attached to the Bascom Hill name for over a decade. But, we're in agreement with the University of Wisconsin Foundation that our enlarged family of funds would suffer ongoing name confusion with their "Bascom Hill Society". Again, a mere name change doesn't signal any change in philosophy or management!

Annual Meeting & Questions

Naturally, we're excited about the changes facing our fund and the numerous new services we'll be able to offer. We are always available to discuss the merger and its implications. Please plan on attending our Annual Meeting on May 28, 1997. Or, please call us with any questions if you're unable to attend.

PLEASE REVIEW THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND
SEND US YOUR VOTED PROXY AS SOON AS POSSIBLE.

Thank you.

Sincerely,

(signature)
Frank E. Burgess
President, Bascom Hill BALANCED Fund, Inc.
and Madison Investment Advisors, Inc.

Sincerely.

(signature)
Katherine L. Frank
President, GIT Equity Trust

                           Bascom Hill BALANCED Fund, Inc.
                           6411 Mineral Point Road
                            Madison, Wisconsin 53705

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 28, 1997


Notice is hereby given the Annual Meeting of Shareholders (the "Meeting") of the Bascom Hill BALANCED Fund, Inc. (the "Bascom Hill Fund") will be held at the Radisson Inn, 517 Grand Canyon Drive, Madison, Wisconsin, on Wednesday, May 28, 1997, at 4:00 p.m. for the following purposes:

1. To consider and act upon the Agreement and Plan of Merger (the "Plan") dated March 21, 1997 providing for the acquisition of substantially all of the assets of the Bascom Hill Fund by GIT Equity Trust Equity
Income Portfolio (the "GIT Fund"), an existing series of GIT Equity Trust, in exchange for shares of the GIT Fund and the assumption by the GIT Fund of certain identified liabilities of the Bascom Hill Fund, and for distribution of such shares of the GIT Fund to shareholders of the Bascom Hill
Fund.

2. To elect four (4) directors to serve until the next Annual Meeting of Shareholders, or until their successors are duly elected and qualified or the Bascom Hill Fund's earlier Merger; and

3. To approve or disapprove the continuation of the Investment Advisory Agreement between the Bascom Hill
Fund and Madison Investment Advisors, Inc.; and

4 . To ratify or reject the selection of Williams, Young & Associates, LLC as auditors of the Madison
Fund for the fiscal year ending December 31, 1997 or its earlier Merger; and

5. To transact any other business as may properly come before the meeting or any adjournments thereof.

The Directors of the Bascom Hill Fund have fixed the close of business on March 31, 1997 as the record date for the determination of shareholders of the Bascom Hill Fund entitled to notice of and to vote at this Meeting or any adjournment thereof.

IMPORTANT

Your vote is important and all Shareholders are asked to be present in person or by proxy. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return the enclosed proxy as soon as possible using the enclosed stamped envelope. Sending the proxy will not prevent you from personally voting your shares at the Meeting since you may revoke your proxy by advising the Secretary of the Bascom Hill Fund in writing (by subsequent proxy or otherwise) of such revocation at anytime before it is voted.

                                    By order of the Board of Directors
                                    (signature)
                                    Katherine L. Frank
                                    Secretary

May 1, 1997

PROSPECTUS/PROXY STATEMENT DATED MAY 1, 1997

                            Acquisition of Assets of

                            Bascom Hill BALANCED Fund, Inc.
                               6411 Mineral Point Road
                            MADISON, WISCONSIN 53705
                                 1-800-767-0300

                        By and in Exchange for Shares of

                            The Equity Income Portfolio
                                       of
                            GIT Equity Trust

                             1655 Ft. Myer Drive, Suite 1000
                            ARLINGTON, VIRGINIA 22209
			1-800-336-3063

 This Prospectus/Proxy Statement is being furnished to shareholders of the Bascom Hill BALANCED Fund (the "Bascom Hill Fund") in connection with a proposed Agreement and Plan of Merger (the "Plan"), to be submitted to shareholders of the Bascom Hill Fund for consideration at the Annual Meeting of Shareholders to be held at the Radisson Inn, 517 Grand Canyon Drive, Madison, Wisconsin, on Wednesday, May 28, 1997, at 4:00 p.m., and any adjournments thereof (the "Meeting"). The Plan provides for substantially all of the assets of the Bascom Hill Fund to be acquired by the Equity Income Portfolio, a series of GIT Equity Trust (the "GIT Fund"), in exchange for shares of the GIT Fund and the assumption by the GIT Fund of certain identified liabilities of the Bascom Hill Fund (hereinafter referred to as the "Merger"). Following the Merger, shares of the GIT Fund will be distributed to shareholders of the Bascom Hill Fund. For economic purposes, the Bascom Hill Fund will continue as the GIT Fund in light of the similarities in management, investment policies and other factors. As a legal, entity, however, the Bascom Hill Fund will not continue after the Merger. As a result of the proposed Merger, each shareholder of the Bascom Hill Fund will receive that number of shares of the GIT Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Bascom Hill Fund, calculated as set forth in the Plan. The Merger is being structured as a tax-free reorganization for federal income tax purposes.

The GIT Investment Fund family is expected to be renamed "Mosaic Funds" prior to the Merger. The merged fund is expected to be known as Mosaic Equity Trust, Balanced Fund.

GIT Equity Trust is an open-end diversified management investment company currently comprised of four publicly offered series, one of which, the GIT Fund, is a party to the Merger.

As of the date of the proposed Merger, the GIT Fund and the Bascom Hill Fund will have substantially similar investment objectives, policies and investment restrictions. Both Funds are balanced portfolios with two primary investment objectives: (1) Production of current income and (2) long-term growth of capital and income. To achieve their objectives, both Funds will diversify among equity securities and government and corporate bonds having potential to realize both long-term growth and income, and in short-term money market instruments. Both Funds are designed for investors who can assume moderate investment risks in search of income and long-term growth.

This  Prospectus/Proxy  Statement, which should be
retained for future reference, sets forth concisely the information about the GIT Fund that shareholders of the
Bascom Hill Fund should know before voting on the Merger
or investing in the GIT Fund. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole
or in part by reference.   A Statement of Additional
Information dated May 1, 1997, relating to this Prospectus/Proxy Statement and the Merger, incorporating by reference the financial statements of the Bascom Hill
Fund dated December 31, 1996, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to GIT Equity Trust at the address listed on the cover page of this Prospectus/Proxy Statement or by calling 608-274-0300 or toll-free 800-767-0300.

The Prospectus of the Bascom Hill Fund dated February 28,
1997 is incorporated herein in its entirety by reference. A copy of the Prospectus, a Statement of Additional Information dated the same date and the Annual Report for the fiscal year ended
December 31, 1996 are available upon request without charge by writing the Bascom Hill Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling 608-274-0300 or toll-free 800-767-0300.

Also accompanying this Prospectus/Proxy Statement as Exhibit
A is a copy of the Plan for the proposed Merger.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
                                                    Page
  SUMMARY............................................ 4
   Proposed Merger................................... 4
   Comparison of Expenses............................ 5
   Tax Consequences.................................. 6
   Investment Objectives and Policies................ 7
   Total Return Performances of the Funds............ 7
   Management; Advisory Fees and Expense Ratios...... 7
   Distribution; Sales Charges....................... 7
   Purchase and Redemption Procedures................ 8
   Exchange Privileges............................... 8
   Dividend Policy................................... 8

  RISKS.............................................. 8

  MANAGEMENT OF THE FUNDS............................ 9

  MATERIAL PROVISIONS OF THE PROPOSED TRANSACTION.... 9

  INFORMATION ABOUT THE MERGER....................... 9
   Plan of Merger.................................... 9
   Capitalization.................................... 9

  REASONS FOR THE MERGER PLAN........................11

  DESCRIPTION OF SHARES OF THE GIT
  FUND AND THE BASCOM HILL FUND......................12

  FEDERAL INCOME TAX CONSEQUENCES....................12

  COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS....13
   Form of Organization..............................13
   Capitalization and Shareholder Liability..........13
   Shareholder Meetings and Voting Rights............14
   Liquidation or Dissolution........................14

  ADDITIONAL INFORMATION.............................15
   Bascom Hill Fund..................................15
   GIT Fund..........................................15
     About GIT Equity Trust..........................15
     Financial Highlights............................15
     Investment Objective............................16
     Specialized Investment Techniques...............17
     Investment Policies.............................17
     Management of the Trust.........................18
     The Trust and Its Shares........................19
     Dividends.......................................20
     Performance Information.........................20
     Taxes...........................................20
     Net Asset Value.................................21
     How to Purchase and Redeem Shares...............22

  AVAILABILITY OF PROXY MATERIALS....................25

  OTHER BUSINESS.....................................25
   Election of Directors.............................28
   Approval of Advisory Agreement....................28
   Ratification of Auditors..........................29

  VOTING INFORMATION.................................30
   Notice to Banks, Broker-Dealers and Voting
   Trustees and Their Nominees.......................31

SUMMARY

THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO
THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS
PROSPECTUS/PROXY STATEMENT (INCLUDING THE DOCUMENTS
INCORPORATED THEREIN BY REFERENCE), AND TO THE EXTENT NOT
INCONSISTENT WITH SUCH ADDITIONAL INFORMATION, THE
PROSPECTUS OF THE BASCOM HILL BALANCED FUND DATED FEBRUARY
28, 1997, AND THE PLAN, A COPY OF WHICH IS ATTACHED TO THIS
PROSPECTUS/PROXY STATEMENT AS EXHIBIT A.

Proposed Merger. The Plan provides for the transfer of substantially all of the assets of the Bascom Hill
BALANCED Fund, Inc. ("the Bascom Hill Fund"), in exchange for shares of the Equity Income Portfolio ("the GIT Fund"), an existing series of GIT Equity Trust, and the assumption by the GIT Fund of certain identified liabilities of the Bascom Hill Fund. The Plan also calls for the distribution of shares of the GIT Fund to the Bascom Hill Fund shareholders. (The transaction is referred to in this Prospectus/ Proxy Statement as the "Merger.") As a result of the Merger, each shareholder of record of the Bascom
Hill Fund will become the record holder of that number of full and fractional shares of the GIT Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the Bascom Hill Fund, calculated as set forth in the Plan, as of the close of business on the date that the Bascom Hill Fund's assets are exchanged for Shares of the GIT Fund. See "Information About the Merger."

The Board of Directors of the Bascom Hill and the Board of Trustees of the GIT Fund, including the Directors and Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended
(the "1940 Act"), have concluded that it is in the best interests of both Funds for the Merger to take place. The
Directors of the Bascom Hill Fund have concluded that the interests of the existing shareholders of the Bascom Hill
Fund will not be diluted as a result of the transactions contemplated by the Merger, and therefore has submitted the Plan for the approval by the Bascom Hill Fund's shareholders.

  The Board of Directors recommends approval of the Plan effecting the Merger. The Board of Trustees of GIT Equity Trust has approved the Plan, and accordingly, the GIT Fund's participation in the Merger.

 Approval of the Merger on the part of the Bascom Hill
Fund will require the affirmative vote of more than 50% of its outstanding voting securities. See "Voting Information."

If the shareholders of the Bascom Hill Fund do not vote to approve the Merger, Madison Investment Advisors,
Inc. and the Bascom Hill Fund's Directors will continue to operate the Bascom Hill Fund under its existing arrangements.

Bankers Finance Advisors, LLC ("BFA"), the investment advisor to the GIT Fund, will bear all the expenses of the GIT Fund in connection with the Merger and Madison Investment Advisors, Inc.
(the investment advisor to the Bascom Hill Fund) will bear all of the expeses of the Bascom Hill Fund in connection with the Merger.

Comparison of Expenses:

The following tables show for the Bascom Hill Fund and the GIT
Fund the anticipated shareholder transaction costs associated with an investment in the GIT Fund and the shares of the Bascom Hill
Fund. Also presented is the estimated expenses of the resulting combined fund. The expenses of the GIT Fund represent those incurred during periods when its investment objective and policies resulted in a portfolio primarily of equity securities only while the Bascom Hill Fund's expenses were incurred while the fund was invested in a combination of equity and bond securities. In addition, the GIT
Fund's total net assets were approximately half those of the Bascom Hill Fund during the periods presented.

                              Bascom Hill
                    GIT Fund  Fund        Combined Fund


Shareholder
Transaction Expenses

Maximum Sales Load
 Imposed on Purchases
 (as a percentage of
 offering price)      None    None         None

Maximum Sales Load
 Imposed on Reinvested
 Dividends (as a percentage
 of offering price)   None    None         None

Contingent Deferred
 Sales Charge         None    None         None

Exchange Fee          None    None         None

Redemption Fees       None    None         None

Annual Fund Operating Expenses
(as a percentage of average
 daily net assets)

Management Fees      .75%    .85%          .75%

12b-1 Fees           None    None          None

Other Expenses      1.17%    .57%          .55%

Total Fund Operating
Expenses            1.92%   1.42%         1.30%


The foregoing and following tables show for each Fund the annual operating expenses (as a percentage of average net assets) attributable to the the GIT Fund, the Bascom Hill Fund and the resulting combined fund, together with examples of the cumulative effect of such expenses on a $1,000 investment in such shares for the periods specified, assuming (i) a 5% annual return, and (ii) redemption at the end of such period.

               GIT Fund  Bascom Hill Fund Combined Fund

After 1 year   $ 20      $ 14              $13
After 3 years  $ 60      $ 45              $41
After 5 years  $ 104     $78               $71
After 10 years $ 224     $170              $157

The purpose of the foregoing tables is to assist a Bascom
Hill Fund shareholder in understanding the various costs and expenses that an investor in the GIT Fund will bear directly and indirectly, as compared with the various direct and indirect expenses that would be borne by a Bascom Hill Fund shareholder and a shareholder in the combined fund. The amounts set forth in the foregoing tables and in the examples with respect to the Bascom Hill Fund are based on the expenses of shares of the Bascom Hill Fund for the fiscal year ended December 31, 1996 and, with respect to the GIT Fund, are based on the expenses of shares for its fiscal year ended March 31, 1996 and, with respect to the combined fund, based on the estimated expenses following the Merger. These examples should not be considered a representation of future expenses or past or future annual return. Actual annual return and future expenses may be greater or less than those shown. Additional fees and transaction charges described elsewhere in this Prospectus/Proxy Statement ("How to Purchase and Redeem Shares" below), if applicable, will increase the level of expenses that can be incurred.

The GIT Fund's investment portfolio permits investments up to 35 percent of its assets in bonds and other non-equity investments. In anticipation of the Merger, the GIT Fund's portfolio was adjusted prior to the end of its fiscal year ended March 31, 1997 so that it more closely resembled the mix of equity and bond investments characterizing the Bascom Hill
Fund. As a result, no unusual expenses or tax-related costs are expected to be incurred by the GIT Fund following the Merger as a result of the Merger and the change in the GIT Fund's investment objective to match that of the Bascom
Hill Fund's investment objective.

The Trust has entered into a services agreement with Bankers Finance Advisors, LLC (see Management; Advisory Fees and Expense Ratios, below) for the provision of certain transfer agency, shareholder service and administrative functions on behalf of its existing portfolios. Such services are currently provided at cost. The Trust is expected to establish a flat fee prior to the date of the Merger by which such functions are provided to the GIT Fund at a rate not to exceed 0.55% of average daily net assets and which fee shall be reviewed annually by the Trustees.

Tax Consequences. Prior to or at the completion of the Merger, the Bascom Hill Fund will have received an opinion of counsel that the Merger has been structured so that no gain or loss will be recognized by the Bascom Hill Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of the GIT Fund in the Merger. The holding period and aggregate tax basis of shares of the GIT Fund that are received by the Bascom Hill Fund shareholders will be the same as the holding period and aggregate tax basis of shares of the Bascom Hill Fund previously held by such shareholders, provided that shares of the Bascom Hill Fund are held as capital assets. In addition, the holding period and tax basis of the assets of the Bascom Hill Fund in the hands of the GIT Fund as a result of the Merger will be the same as in the hands of the Bascom Hill Fund immediately prior to the Merger.

  Investment Objectives and Policies. Both Funds seek production of current income and long-term growth of capital and income through investment in a diversified portfolio of stocks, bonds and short-term money market instruments. There is no assurance the investment objective of either Fund will be achieved.

Management; Advisory Fees and Expense Ratios. Madison Investment Advisors, Inc. ("Madison") serves as the investment advisor for the Bascom Hill Fund for an annual fee of .85% of average daily net assets. Bankers Finance Advisors, LLC, a subsidiary of Madison ("BFA") serves as the investment advisor to the GIT Fund for an annual fee of .75% of average daily net assets, which fee will remain in place after the Merger. The advisory fee for the Bascom
Hill Fund's average daily net assets in excess of $100 million also would be .75%.

BFA assumed management of the GIT Fund effective July 31, 1996. Madison shares its portfolio management personnel with BFA. Although the Bascom Hill Fund is managed by Madison's investment policy committee, the persons on such committee who have become primarily responsible for the management of the Bascom Hill Fund are the same persons who are currently primarily responsible for the management of the GIT Fund. In light of the similarity in both management and investment objectives (discussed above), Bascom Hill Fund shareholders are not expected to experience any change in the quality, style or manner of management of their investment after the Merger.

The business affairs of the Bascom Hill Fund are managed by the Board of Directors of the Bascom Hill Fund and the business affairs of the GIT Fund are managed by the Board of Trustees of GIT Equity Trust. For the fiscal year ended December 31, 1996, the Bascom Hill Fund's ratio of expenses to average daily net assets was 1.42%. For the fiscal year ended March 31, 1996, the GIT Fund's ratio of expenses to average daily net assets was 1.92%.

Total Return Performances of the Funds. Total return performances for the Funds must be compared in light of the differences in the investment objectives of the Funds. Such returns reflect, for the Bascom
Hill Fund, performance of a mixed portfolio of equity and bond securities while performance for the GIT Fund reflects primarily equity securities only. The total return for the Bascom Hill Fund for the fiscal year ended December 31, 1996 was 17%. The average annual total return for the five and ten fiscal years ended December 31, 1996 was 10.19% and 8.96%, respectively. BFA and the Madison portfolio management staff assumed investment responsibility for the GIT Fund on July 31, 1996. Prior to then, the GIT Fund was managed by another investment advisor. Except for the final five months of 1996, the following performance information reflects the performance of the GIT Fund while managed by the prior advisor: The total return for the GIT Fund for the year ended December
31, 1996 was 15.78%. The average annual return for the five and ten years ended December 31, 1996 was 10.23% and 9.84%, respectively.
The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.

Distribution; Sales Charges. Neither the GIT Fund nor the
Bascom Hill Fund imposes any sales charges or redemption fees. GIT Investment Services, Inc. of the same address as the GIT Equity Trust acts as the Trust's Distributor.
Madison acts as distributor of the Bascom Hill Fund's shares.

  Purchase and Redemption Procedures.

 The minimum initial purchase requirement for the Bascom
Hill Fund and the GIT Fund is $1,000. The GIT Fund does not
have a minimum for subsequent purchases, but GIT Equity
Trust reserves the right to return investments of
less than $50.00.   The minimum subsequent purchase
requirement for the Bascom Hill Fund is $100.

Each Fund provides for mail or wire redemption of shares at net asset value next determined after receipt of the redemption request on each day the New York Stock Exchange is open for business. An additional feature of the GIT Fund is the ability of shareholders to redeem by telephone.

The GIT Fund may, after prior notice, involuntarily redeem shareholders' accounts that have less than $700 of invested funds. There is no comparable provision in the Bascom Hill
Fund.

Exchange Privileges. After the Merger, an option not currently available to shareholders of the Bascom Hill Fund will be the ability of shareholders to exchange shares of the GIT Fund for shares of other funds of the GIT Investment Funds mutual fund family. There is no comparable provision in the Bascom Hill Fund. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another fund of the GIT mutual fund family must amount to at least $1,000, or $500 for an IRA account. Although there is no present intention to do so, an exchange privilege may be modified or terminated at any time.

Dividend Policy. Both Funds distribute any net investment company income quarterly and any net capital gains at least annually, which distribution schedule will remain in place after the Merger. Income dividends and capital gain distributions are automatically reinvested in additional shares, unless the shareholder has made a written request for payment in cash. Shareholders of the Bascom Hill
Fund that have elected, as of June 13, 1997, to receive dividends and/or distributions in cash will continue to do so after the Merger. After the Merger, former Bascom Hill
Fund shareholders may change their election with respect to receipt in cash or reinvestment of dividends or distributions of the GIT Fund.

RISKS

Since the investment objective of each Fund is generally identical and the policies and investment restrictions of each Fund are substantially similar, Madison believes that there is no significant difference in the risks involved in investing in each Fund's shares. Both funds are subject to market risk inherent in investment in equities and bonds. Unlike the Investors Fund, the GIT Fund is permitted to invest in foreign securities, but BFA, as advisor to the GIT Fund, has no present intention of so investing. There is no assurance that investment performance will be positive and that the funds will meet their investment objectives. For a more detailed discussion of the risks of investing in the GIT Fund, see "Investment
Risk Considerations" under Additional Information, GIT Fund, on page 15 of this Prospectus/Proxy Statement.


   MANAGEMENT OF THE FUNDS

 Bankers Finance Advisors, LLC provides investment advisory services to the GIT Fund. The address of BFA is 1655 Ft. Myer Drive, Arlington, Virginia 22209. BFA is a subsidiary of Madison, 6411 Mineral Point Road, Madison, Wisconsin, 53705, which provides investment advisory services to the Bascom Hill. Madison and BFA maintain identical portfolio management personnel. The persons responsible for the day-to-day management of the GIT Fund are Frank Burgess and Jay Sekelsky, members of Madison's investment policy committee.

Madison has served as investment advisor to the Bascom Hill
Fund since its inception. The Bascom Hill Fund is managed by Madison's investment policy committee, from which Messrs. Burgess and Sekelsky have emerged as primarily responsible for its day-to-day management.

MATERIAL PROVISIONS OF THE PROPOSED TRANSACTION

  On July 31, 1996, Madison acquired the investment management-related assets of Bankers Finance Investment Management Corp., the former advisor to the GIT Investment Funds Family of mutual funds, and began providing investment advisory services to such funds at that time. Madison has recommended to the Directors of the Bascom Hill Fund and to the Trustees of the GIT Fund that economies of scale, efficiencies of management and other benefits (see
"Reasons for the Merger Plan" below) can be achieved through the merger of the two Funds. The Bascom Hill
Fund has entered into an Agreement and Plan of Merger in the form attached hereto as Exhibit A.

The consummation of the reorganization contemplated by the Agreement is subject to a number of conditions, which include: (i) the receipt of all necessary regulatory approvals; (ii) the approval by the shareholders of the Bascom Hill Fund; (iii) the accuracy of the representations and warranties contained in the Agreement; (iv) the absence of pending or threatened litigation relating to the mergers contemplated by the Agreement; and (v) the receipt of various legal opinions.

Because BFA is a subsidiary of Madison, neither BFA nor Madison will receive any amount of remuneration in connection the with the Merger, except as otherwise described herein under existing investment advisory and management services agreements with the GIT Fund.

INFORMATION ABOUT THE MERGER

Plan of Merger. The following summary of the Plan is qualified in its entirety by reference to the Plan (Exhibit A hereto). The Plan provides that the GIT Fund will acquire substantially all of the assets of the Bascom Hill Fund in exchange for shares of the GIT Fund and the assumption by the GIT Fund of certain identified liabilities of the Bascom Hill Fund on June 13, 1997 or such later date as may be agreed upon by the parties (the "Merger Date"). Prior to the Merger Date, the Bascom Hill Fund will endeavor to discharge all of its known liabilities and obligations. The GIT Fund will not assume any liabilities or obligations of the Bascom Hill Fund other than those liabilities reflected in an unaudited statement of assets and liabilities of the Bascom Hill Fund prepared as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE"), currently 4:00 p.m. Eastern Time, on the Merger Date. The number of full and fractional shares of the GIT Fund to be issued to the Bascom Hill Fund's shareholders will be determined on the basis of the relative net asset values per share of the GIT Fund's shares and the Bascom Hill Fund's shares, computed as of the close of regular trading on the NYSE on the Merger Date. The net asset value per share of such shares will be determined by dividing the respective assets, less liabilities, by the total number of outstanding shares.

Star Bank, the custodian for the GIT Fund, will compute the value of each Fund's respective portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the GIT Fund's Prospectus and Statement of Additional Information, Rule 22c-1 under the
1940 Act, and with the interpretations of such rule by the SEC's Division of Investment Management.

At or prior to the Merger Date, the Bascom Hill Fund shall have declared a dividend or dividends and distribution or distributions which, together with all previous such dividends and distributions, shall have the effect of distributing to the Bascom Hill Fund's shareholders all of the Bascom Hill Fund's investment company taxable income for the taxable year ending on or prior to the Merger Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable years ending on or prior to the Merger Date
(after reductions for any capital loss carryforward).

As soon after the Merger Date as conveniently practicable, the Bascom Hill Fund distribute pro rata to shareholders of record as of the close of business on the Merger Date the full and fractional shares of the GIT Fund received by the Bascom Hill Fund. Such distribution will be accomplished by the establishment of accounts in the names of the Bascom Hill Fund's shareholders on the share records of the GIT Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the GIT
Fund due to such Bascom Hill Fund's shareholders. After the distribution and the winding up of its affairs, the Bascom Hill Fund will terminate as a legal entity, although for practical and economic purposes it will continue its business after the Merger as the GIT Fund. The GIT
Fund will not issue share certificates to shareholders and the shares issued will not have preemption or conversion rights.

The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by the Investors Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel including those matters referred to in "Federal Income Tax Consequences." The Plan can be terminated by mutual agreement or upon the failure of either Fund to satisfy the required conditions.

  If the Merger is not approved by shareholders of the Bascom Hill Fund, its Board of Directors will continue to operate the Bascom Hill Fund under its existing arrangements.

  Capitalization. The following table shows the capitalization as of December 31, 1996 of the GIT Fund and the Bascom Hill Fund individually and on a pro forma combined basis as of that date, giving effect to the proposed acquisition of the Bascom Hill Fund's net assets at fair value or market value, as appropriate:

             GIT             Bascom Hill Pro Forma For
             Fund            Fund        Merger

Net Assets   $4,397,000      $11,017,759 $15,414,759
Net Asset Value
 per share   $18.77          $22.03      $18.77

Shares
 outstanding  234,216        500,139     821,244

Had the Merger been consummated on December 31, 1996, the Bascom Hill Fund would have received 587,028 shares of the GIT
Fund, which would then be available for distribution to shareholders. No assurance can be given as to how many shares of the GIT Fund that Bascom Hill Fund shareholders will receive on the Merger Date and the foregoing should not be relied upon to reflect the number of shares of the GIT Fund that will actually be received on or after the Merger Date.

 As of March 31, 1997, (the "Record Date"), there were 464,095.648 outstanding shares of beneficial interest of the Bascom Hill Fund.

 As of the Record Date, the officers and Directors of the Bascom Hill Fund beneficially owned as a group less than 1% of the outstanding shares of the Bascom Hill Fund. To the best knowledge of the Bascom Hill Fund Directors, as of the Record Date, no other shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, the ("Exchange Act")) beneficially owned more than 5% of the Bascom Hill Fund's outstanding shares.

Reasons for the Merger Plan.

  The independent Directors of the Board of Directors of the Bascom Hill Fund requested and reviewed extensive information from Madison and BFA in evaluating the effect of the consolidation on the shareholders of the Bascom Hill
Fund. The information described: performance of BFA/Madison managed funds; the extensive investment research, including credit analysis, available to BFA/Madison managed funds;
the expenses of the BFA managed funds in relation to other mutual funds and to the Bascom Hill Fund; the possibility of a future reduction in expenses per share as a result of the consolidation; the quality and variety of administrative services provided BFA managed funds and the financial condition of the service providers; the opportunities for investment by shareholders among a family of mutual funds;
and the opportunities for marketing among a family of mutual funds.

The independent Directors of the Bascom Hill Fund retained independent counsel to advise them with respect to their fiduciary duties in connection with approval of the proposed consolidation.

In evaluating the consolidation of the Bascom Hill Fund, into the GIT Fund, the Directors considered the advantages to the Bascom Hill Fund's shareholders of association with a considerably larger mutual fund complex while retaining existing investment management, the benefits of being part of a larger group of mutual funds with significantly greater net assets and more diverse investment objectives and the ability of shareholders following the proposed Merger to utilize exchange privileges available currently to shareholders of the other mutual funds managed by BFA.
The Directors noted that following the Merger, Bascom Hill
Fund shareholders would benefit from the GIT Fund's staff of trained shareholder service representatives, technologically superior shareholder services such as automated account information by telephone, economies of scale in a variety of areas such as marketing initiatives by the Fund's manager, state
"notification" fee payments, and a variety of expenses shared with the other funds in the complex and in GIT Equity Trust itself.
The Directors also noted that the GIT Fund was available to investors through broker dealers providing mutual fund "no-transaction fee" programs, thus providing a potential source of future growth of assets.

The Board of Directors of the Bascom Hill Fund recommends that shareholders approve the Plan to consolidate the Bascom
Hill Fund with the GIT Fund.

    DESCRIPTION OF SHARES OF THE
   GIT FUND AND THE BASCOM HILL FUND

  Full and fractional shares of beneficial interest of the GIT Fund will be distributed to the Bascom Hill Fund's shareholders in exchange for their existing shares in the Bascom Hill Fund in accordance with the procedures detailed in the Plan.
The GIT Fund does not intend to issue share certificates to shareholders. Instead, the transfer agent for the GIT Fund will maintain a share account for each shareholder of record.
The shares of the GIT Fund to be issued will have no preemptive or conversion rights and are transferable without restriction.

    FEDERAL INCOME TAX CONSEQUENCES

The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the
"Code"). As a condition to the closing of the Merger, the Bascom Hill Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the
Merger:

 (1) The Merger will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code;

  (2) No gain or loss will be recognized to the Bascom Hill Fund;

  (3) The tax basis of the assets transferred will be the same to the GIT Fund as the tax basis of such assets to the Bascom Hill Fund immediately prior to the Merger;

  (4) No gain or loss will be recognized by the GIT
   Fund;

  (5) No gain or loss will be recognized by the Bascom Hill Fund's shareholders upon the issuance of the shares of the GIT Fund to them; and

  (6) The aggregate tax basis of the shares of the GIT Fund, including any fractional shares, received by each of the shareholders of the Bascom Hill Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of the Bascom Hill Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of the GIT
   Fund, including fractional shares, received by each such shareholder will include the period during which the shares of the Bascom Hill Fund exchanged therefore were held by such shareholder.

Opinions of counsel are not binding upon the Internal
Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, the consequences described above would not be applicable. Shareholders of the Bascom Hill Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Merger, shareholders of the Bascom Hill Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Merger.

  COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

  A complete discussion the GIT Fund as of the date of the Merger is contained in this Prospectus/Proxy Statement
(See "Additional Information" below). The GIT Fund's Prospectus also offers two additional funds advised by BFA. These additional funds are not involved in the Merger, and no offering of shares of such funds, or other series of shares of the GIT Fund, are made hereby. For a full discussion of the investment objectives, policies and restrictions of the Bascom Hill Fund, refer to the Prospectus of the Bascom Hill Fund under the caption "General
Description."

 Investment Objective. Both Funds' investment objectives are essentially identical. The investment objective of the Bascom Hill
Fund is considered a fundamental policy which cannot be changed without shareholder vote. Currently and after the Merger, the investment objective of the GIT Fund may be changed upon written notice to its shareholders.

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization. The GIT Fund is a series of GIT
Equity Trust. Both Bascom Hill BALANCED Fund, Inc. and
GIT Equity Trust are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer to sell shares at their current net asset value. GIT Equity Trust is organized as a Massachusetts business trust and is governed by a Declaration of Trust, By-Laws, Board of Trustees, and applicable Massachusetts laws. The Bascom Hill Fund is a Wisconsin corporation and is governed by its Articles of Incorporation, By-Laws, Board of Directors and applicable Wisconsin laws.

 Capitalization and Shareholder Liability. Under the terms of the GIT Fund's Declaration of Trust, the Trustees may issue an unlimited number of whole and fractional shares of beneficial interest without par value for each series of shares they have authorized. Currently, the GIT Fund's Trust consists of four seriess of shares, the Special Growth Portfolio, the Select
Growth Portfolio, the GIT Fund and the Worldwide Growth
Portfolio. All shares issued are fully paid and nonassessable and have no preemptive or conversion rights.
Under Massachusetts law, the shareholders may, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, provides indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust. Thus, the risk of a GIT
Fund shareholder incurring direct financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the portfolio or series itself would be unable to meet its respective obligations.
A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.

The Bascom Hill Fund has issued transferable common stock, par value $0.01 per share. The Articles of Incorporation authorize the issuance of 5.6 million shares. Fractional shares may be issued. All Bascom Hill Fund shares are of the same class with equal rights and privileges. Each share has one vote and participates equally in dividends and distributions declared by the Fund and, on liquidation, in its net assets remaining after satisfaction of outstanding liabilities. Under Wisconsin law, shareholders have no personal liability for a corporation's acts or obligations, except for certain employee wage claims.

 Shareholder Meetings and Voting Rights. GIT Equity Trust is not required to hold annual shareholder meetings. Its Trustees may be removed by a two-thirds vote of the number of Trustees prior to such removal or by two-thirds vote of the shareholders at a special meeting. The By-Laws of the Bascom Hill Fund provide that Directors may be removed by a majority vote of shareholders. GIT Equity Trust is required to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee when requested in writing to do so by the holders of at least 10% of GIT Equity Trust's outstanding shares. The
Bascom Hill Fund must hold a special meeting of its shareholders upon the written request of shareholders entitled to vote not less than 25% of all the votes entitled to be cast at such meeting. GIT Equity Trust is required to call a meeting of shareholders for the purpose of electing
Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders.

GIT Equity Trust currently does not intend to hold regular shareholder meetings. Absent certain changes, its investment advisory contract is reviewed annually by the Trustees whose terms of office are indefinite. The Bascom
Hill Fund holds annual shareholder meetings to approve its investment advisory contract with Madison, elect directors and ratify the selection of independent auditors. Although formal shareholder meetings are not expected to be called by the GIT Fund following the Merger, Madison and BFA intend to host receptions at least annually for the benefit of shareholders to discuss investment policy, strategy and other matters of interest to shareholders.

Neither Fund permits cumulative voting. A majority of shares entitled to vote on a matter constitutes a quorum for consideration of such matter, and a majority of the shares present and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). All shares of all classes of each portfolio in GIT Equity Trust have equal voting rights except that in matters affecting only a particular portfolio (for example, a subadvisory agreement for that portfolio) only shares of that portfolio are entitled to vote.

Liquidation or Dissolution. In the event of the liquidation of a Fund the shareholders are entitled to receive, when, and as declared by the Board of Trustees or Board of Directors, the excess of the assets belonging to such Fund over the liabilities belonging to the Fund. In either case, the assets so distributable to shareholders of the respective Fund will be distributed among the shareholders pro rata based on the shares of the Fund held by them and recorded on the books of the Fund.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and By-Laws of the Trust and the Articles of Incorporation and By-Laws of the Bascom Hill Fund, and of Massachusetts, Wisconsin and federal law. The foregoing is not a complete description of those documents or laws. Shareholders should refer to the provisions of the respective Declaration of Trust, Articles of Incorporation, By-Laws, and Massachusetts, Wisconsin and federal law directly for more complete information.

    ADDITIONAL INFORMATION

  Bascom Hill Fund. Information about the Bascom Hill Fund is included in its current Prospectus dated February 28, 1997, and in the Statement of Additional Information of the same date that has been filed with the SEC, both of which are incorporated herein by reference. A copy of the Prospectus and the Statement of Additional Information and the Bascom Hill Fund's Annual
Report dated December 31, 1996 are available upon request and without charge by writing to the Bascom Hill Fund at the address listed on the cover page of this Prospectus/Proxy
Statement or by calling toll-free 1-800-553-7838.

  GIT Fund.

About GIT Equity Trust

GIT Equity Trust (the "Trust") is a diversified, open-end management investment company, commonly known as a mutual fund.
The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Trust is managed by Bankers Finance Advisors, LLC (the
"Advisor") of the same address as the Trust.

The Trust offers shares of four separate portfolios: the Special
Growth Portfolio, the Select Growth Portfolio, the GIT Fund and the Worldwide Growth Portfolio.

Financial Highlights

The financial highlights data for a share outstanding and other performance information of the GIT Fund for the fiscal year ended March 31, 1996 appearing below is derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report appears in the Annual Report to Shareholders. This report is incorporated by reference in the Statement of Additional Information and is available by calling or writing the Trust. The tabulation below of information for the fiscal years ended March 31, 1987, 1988, 1989, 1990, 1991, 1992, 1993, 1994 and 1995 has also been derived from the financial statements audited by Ernst & Young LLP.
However, as the Bascom Hill Fund will be the economic survivor of the merger between the Bascom Hill Fund and the GIT Fund, financial highlights information is available from the corresponding section in the Bascom Hill Fund Prospectus and is incorporated herein by reference.


             Year ended March 31,
             1997*   1996   1995   1994   1993   1992   1991   1990   1989   1988   1987

Net asset
value
beginning
of period    $19.330 15.411 15.809 16.814 15.117 14.805 14.661 13.137 12.300 13.606 12.667

Net
investment
income       $0.202   0.373  0.504  0.382  0.416  0.499  0.627  0.690  0.725  0.599  0.634

Net
realized &
unrealized
gains
(losses) on
securities   $ 0.880  3.839  0.364 (0.543) 1.961  0.203  0.298  1.551  0.629 (1.309) 1.087

Total from
investment
operations   $ 1.082  4.212  0.868 (0.161) 2.377  0.702  0.925  2.241  1.354 (0.710) 1.721

Distributions
from net
investment
income       $(0.282)(0.293)(0.504)(0.352)(0.449)(0.390)(0.781)(0.717)(0.517)(0.596)(0.634)

Distributions
from capital
gains        $  --   (0.762)(0.492)(0.231)  --     --     --     --     --   (0.148)

Total
Distributions$(0.282)(0.293)(1.266)(0.844)(0.680)(0.390)(0.781)(0.717)(0.517)(0.596)(0.782)
Net asset
value end
of period    $20.130 19.330 15.411 15.809 16.814 15.117 14.805 14.661 13.137 12.300 13.606

Total
Return        11.26%#27.56%  6.04% (1.08)%16.11%  4.74%  6.58% 17.39% 11.32% (5.37)%13.84%

Net assets
at end of
period
(thousands)   $4,634 4,440  3,413  3,625  3,315  2,838  2,709  2,291  1,716  2,160  2,577

Ratio of
expenses to
average net
assets         1.85%#1.92%  2.07%  2.17%  2.19%  2.15%  2.25%  1.55%  1.50%  1.50%  1.47%

Net
investment
income to
average
net assets     2.08%#2.13%  2.53%  2.27%  2.58%  3.47%  4.28%  4.77%  5.54%  4.56%  4.66%

Portfolio
turnover         27%    7%    29%    34%    55%    32%     9%    18%     --    16%    23%

Average
Commission
Rate
Paid          $0.0809
* Six-months ended September 30, 1996 (unaudited).  Effective July 31, 1996, the investment advisory services transferred to Bankers Finance Advisors, LLC from
Bankers Finance Investment Management Corp.
#Annualized

Investment Objective

The Trust's investment objectives may be changed without shareholder approval; however, shareholders will receive prior written notice of any material change. There can be no assurance that the Trust's investment objectives will be achieved.

As of the date of the Merger, the Equity Income Portfolio is a balanced mutual fund which has two investment objectives:
(1) Production of current income and (2) long-term growth of capital and income. To achieve its objectives, it will invest in a diversified portfolio of equity securities and U.S. government bonds and investment grade corporate bonds having potential to realize both long-term growth and income, and in short-term money market instruments.

Investment Policies

The Trust seeks to achieve its investment objectives through diversified investment by each of its portfolios.
The percentage of the Equity Income Portfolio's assets which may be invested at any particular time in equities, bonds and money market instruments will depend on management's judgment regarding the risks in the general market. The portfolio will not invest more than 70% in equity securities and, will maintain at least 25% of its assets in fixed income senior securities. The portfolio's advisor monitors many factors affecting the market outlook, including economic and monetary trends, market momentum, institutional psychology and historical similarities to current conditions. Careful review is made of the equity market's relationship to the bond market and interest rate trends.

The Trust may also invest in short-term money market instruments for liquidity purposes to meet redemption requirements and it may hold a portion of its assets in uninvested cash. Short-term investments that the Trust may hold include U.S. Government securities, certificates of deposit, high-grade commercial paper and repurchase agreements. If BFA determines that it would be appropriate to adopt a temporary defensive investment position by reducing exposure in the equity markets, up to 100 percent of any portfolio could be invested in short-term investments.

The Trust's fundamental investment policies, which may not be changed without a shareholder vote, limit investments in the securities of any one issuer (excluding U.S. Government securities) to five percent of a portfolio's total assets as of the date of purchase. Additionally, the Trust will not invest more than 10 percent of the total assets of a portfolio offered by this prospectus in securities which cannot be liquidated within seven days, and it will not invest more than 25 percent of the total assets of a portfolio in securities of issuers in a single industry. Other fundamental policies are described in the Statement of Additional Information.

Specialized Investment Techniques

To achieve its objectives, each Trust portfolio may use certain specialized investment techniques, including writing covered call options, investment in foreign securities, "when-issued" securities, loans of portfolio securities and repurchase agreement transactions. Use of these techniques may involve certain risks, some of which are summarized below and described further in the Statement of Additional Information.

Repurchase agreements involve a sale of securities to the Trust by a financial institution or securities dealer, simultaneous with an agreement by that institution to repurchase the same securities at the same price, plus interest, at a later date. The Trust will limit repurchase agreement transactions to those financial institutions and securities dealers who are deemed creditworthy pursuant to guidelines adopted by the Trust's Board of Trustees. The Advisor will follow a procedure to ensure that all repurchase agreements acquired by the Trust are always at least 100 percent collateralized as to principal and interest. When investing in repurchase agreements, the Trust relies on the other party to complete the transaction on the scheduled date by repurchasing the securities. Should the other party fail to do so, the Trust would end up holding securities it did not intend to own. Were it to sell such securities, the Trust might incur a loss. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Trust could encounter difficulties and might incur losses upon the exercise of its rights under the repurchase agreement.

If through appreciation, the total market value of the portfolio's holdings of equity securities exceeds 70% of total net assets, necessary actions must be taken to reduce total equities to less than 70% of total net assets within the following sixty days. The portfolio is not required to invest exclusively in dividend paying common stocks. There can be no assurance that the portfolio's shareholders can be protected from the risk of loss inherent in common stock investing.

To achieve current income, the Equity Income Portfolio intends to invest in corporate debt securities and U.S. Government bonds. Eligible corporate debt securities must be accorded one of the four highest quality ratings by Standard & Poor's or Moody's ("investment grade") or, if unrated, judged by BFA to be a comparable quality. Bonds rated A, AA, or AAA by Standard & Poor's indicate strong to high capacity of the company to pay interest and repay principal. However, the fourth highest rating, BBB, indicates adequate capacity to pay interest and repay principal but suggests that adverse economic conditions may weaken the company's ability to meet these obligations, thus is more speculative and reflects a higher level of risk. The portfolio may also invest in direct obligations of the United States government, its agencies and instrumentalities. It is not anticipated that the portfolio will invest in United States government securities to any significant extent and not on a routine basis, but only when such securities appear temporarily attractive on a yield basis when compared to other fixed income securities of similar maturities. It is anticipated that 25-50% of the portfolio's total net assets will generally be invested in debt securities which have an average weighted maturity of less than 10 years. The portfolio intends to maintain at least 25% of its assets in fixed income senior securities, not including any convertible securities. Mere investment in government or corporate bonds provides no assurance that the portfolio's shareholders can be protected from certain risks in bond investing including increasing price fluctuation as bond maturities become longer.

Investment Risk Considerations

Although diversification of investments may tend to reduce the exposure involved in holding individual equity securities, substantially all of the securities purchased by the Trust will be subject to market and business risks. Because of its investment in bonds, the GIT Fund also bears interest rate risk in that as interest rates rise, the value of the bonds in its portfolio will generally fall.

Management of the Trust

The Trustees. Under the terms of the Declaration of Trust, which is governed by the laws of the Commonwealth of Massachusetts, the Trustees are ultimately responsible for the conduct of the Trust's affairs. They serve indefinite terms of unlimited duration and they appoint their own successors, provided that always at least two-thirds of the Trustees have been elected by shareholders. The Declaration of Trust provides that a Trustee may be removed at any special meeting of shareholders by a vote of two-thirds of the Trust's outstanding shares.

The Advisor. Bankers Finance Advisors, LLC is a division of Madison Investment Advisors, Inc., 6411 Mineral Point Road, Madison, Wisconsin, 53705 ("Madison"). Bankers Finance Advisors, LLC administers approximately $200 million in assets and manages the GIT family of mutual funds, which includes stock, bond and money market portfolios. Madison, a registered investment advisory firm for over 23 years, provides professional portfolio management services to a number of clients, including stock and bond mutual funds, and has approximately $2.8 billion under management.

The Advisor is responsible for the day-to-day administration of the Trust's activities. Investment decisions regarding each of the Trust's portfolios can be influenced in various manners by a number of individuals. The individuals primarily responsible for the management of the Trust's Portfolios are Frank E. Burgess and Jay R. Sekelsky. Mr. Burgess, President and founder of
Madison, began managing the Portfolios after July 31, 1996.
Mr. Sekelsky, vice president, has served as a principal of Madison since 1990. Prior to joining Madison, he was vice president for Wellington Management Company of Boston,
Massachusetts. He has been involved in the management of the Trust's portfolios since July 31, 1996.

The Advisor is controlled by Madison. The Advisor purchased the investment management assets of Bankers Finance Investment
Management Corp. effective July 31, 1996. The Advisor has the same address as the Trust.

Compensation.  For its services under its Investment Advisory
Agreement with the Trust, BFA receives a fee, payable monthly, calculated as 3/4 percent per annum of the average daily net assets of each of the Trust portfolios offered by this prospectus. The Advisor may, in turn, compensate certain financial organizations for services resulting in purchases of Trust shares.

Distributor. GIT Investment Services, Inc. of the same address as the Trust acts as the Trust's Distributor. The Distributor is wholly owned by A. Bruce Cleveland.

Services Agreement. Under a separate Services Agreement with the
Trust, BFA provides operational and other support services, for which it is reimbursed at cost.

Transfer Agent and Dividend Paying Agent. The Trust acts as its own transfer agent and dividend paying agent.

Expenses. The Trust is responsible for all of its expenses not assumed by BFA, including the costs of the following: shareholder services; legal, custodian and audit fees; trade association memberships; accounting; certain Trustees' fees and expenses; fees for registering the Trust's shares; the preparation of prospectuses, proxy materials and reports to shareholders; and the expense of holding shareholder meetings. For the fiscal year ending March 31, 1996, the expenses paid by the GIT Fund, including advisory fees and reimbursable expenses paid to the then acting advisor, were $76,709 and for the six months ended September 31, 1996 were $47,156.

The Trust and Its Shares

Under the terms of the Declaration of Trust the Trustees may issue an unlimited number of whole and fractional shares of beneficial interest without par value for each series of shares they have authorized. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Under Massachusetts law, the shareholders may, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, provides indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.

Shares in four portfolios are authorized by the Trustees: Special
Growth Portfolio, Select Growth Portfolio, the GIT Fund and Worldwide Growth Portfolio. Shares of each portfolio are of a single class, each representing an equal proportionate share in the assets, liabilities, income and expense of the respective portfolio and each having the same rights as any other share within the series.

Each share has one vote and fractional shares have fractional votes. Voting is not cumulative.

The Trust does not intend to have regular shareholder meetings.
Shareholder inquiries can be made to the offices of the Trust at the address on the cover of the prospectus.

Dividends

As of the date of the Merger, the GIT Fund's net income will be declared as dividends and distributed to shareholders annually at the end of the Trust's December 31 fiscal year.

Dividends are paid in the form of additional shares credited to investor accounts, unless a shareholder elects in writing to receive dividend payments by check or direct deposit. Any net realized short- and long-term capital gains will be paid to shareholders as capital gains distributions. Prior to inclusion in declared dividends, the Trust's net income will be reflected in each portfolio's net asset value per share.

Performance Information

From time to time the Trust advertises its total return. Total return is based on historical data and is not intended to indicate future performance.

For advertising purposes, total return takes changes in share prices into account, assuming that dividends and other distributions are reinvested when paid. In addition to average annual total return, the Trust may quote total return over various periods, and may quote the aggregate total return for a period. The Trust may also cite the ranking or performance of a portfolio as reported in the public media or by independent performance measurement firms.

Further information on the methods used to calculate the Trust's total return may be found in the Trust's Statement of Additional Information. The Trust's Annual Report contains additional performance information. A copy of the Annual Report may be obtained without charge by calling or writing the Trust at the telephone number and address on the cover of this prospectus.

Taxes

For federal income tax purposes, the Trust intends to maintain its status under Subchapter M of the Internal Revenue Code as a regulated investment company by distributing to shareholders 100 percent of its net income and net capital gains for each portfolio by the end of its fiscal year. The Internal Revenue Code also requires each portfolio to distribute at least 98 percent of undistributed net income and capital gains realized from the sale of investments by calendar year-end. The capital gains distribution is determined as of October 31 each year. Capital gains distributions, if any, are taxable to the shareholder. The Trust will send shareholders an annual notice of dividends and other distributions paid during the prior year.

State and Local

At the state and local level, dividend income and capital gains are generally considered taxable income. Because tax laws vary from state to state, shareholders should consult their tax advisers concerning the impact of mutual fund ownership in their own tax jurisdictions.

Cost Basis

Because each Portfolio's share price fluctuates, a redemption of shares by the shareholder creates a capital gain or loss which has tax consequences. It is the shareholder's responsibility to calculate the cost basis of shares purchased. Shareholders are advised to retain all statements received from the Trust and to maintain accurate records of their investments.

Certification of Tax Identification Number

Shareholders who fail to provide a certified social security or tax identification number may be subject to federal withholding at a rate of 31 percent of reportable income such as dividend, capital gain distributions and redemptions.

Net Asset Value

The net asset value per share of each portfolio is calculated as of the close of the New York Stock Exchange each day the New York Stock Exchange is open for trading. The net asset value per share of each portfolio is determined by adding the value of all its securities and other assets, subtracting liabilities and dividing the result by the total number of outstanding shares for the portfolio.

For purposes of calculating net asset value, securities traded on national securities exchanges are valued at their daily closing sale prices, if available, and if not available, such securities are valued at the mean between the bid and ask prices. Other securities for which current market quotations are readily available are valued at the mean between their bid and ask prices; securities for which current market quotations are not readily available are valued at their fair value as determined in good faith according to procedures established by the Trustees. The
Trustees may use an independent pricing service for determination of securities values.

Shareholder Transactions

Transactions into or out of the Trust are recorded in shares and maintained to an accuracy of 1/1000th of a share.

Certificates will not be issued to represent shares in the Trust.

For institutions needing to maintain separate in formation on accounts under their management, the Trust will provide a subaccounting report.

The option to initiate inter-fund exchanges and redemptions and to obtain account balance information by telephone is available automatically to all shareholders. The Trust will employ reasonable security procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures can include, among other things, requiring one or more forms of personal identification prior to acting upon telephone instructions, providing written confirmations and recording all telephone transactions. Certain transactions, including account registration or address changes, must be authorized in writing.

How to Purchase and Redeem Shares

Purchasing Shares

Purchases are priced at the net asset value per share next determined after the purchase order is received by the Trust in proper form. Each shareholder is given an account with a balance denominated in shares.

Purchases and Uncollected Funds. To protect shareholders against loss or dilution resulting from deposit items that are returned unpaid, the proceeds of any redemption may be delayed 10 days or more until it can be determined that the check or other deposit item (including Automatic
Monthly Investments) used for purchase of the shares has cleared. Such deposit items are considered "uncollected," until the Trust has determined that they have actually been paid by the bank on which they were drawn. Purchases made with cash, federal funds wire or U.S. Treasury check are considered collected when received and not subject to the 10 day hold. All purchases earn dividends from the day of credit to a shareholder's account, even while not collected.

New Accounts. As of the date of the Merger, the minimum initial investment is $1,000.

By Check: New accounts may be opened by completing an application and forwarding it with a check to:

GIT Equity Trust
1655 Fort Myer Drive, Suite 1000
Arlington, VA 22209-3108

By Wire: Federal funds wires should be sent to Star Bank, N.A., Cinti/Trust, ABA No. 0420-0001-3, for credit as follows:

GIT Equity Income Account No. 48038-8883
(Investor name and account number)

Please call the Trust before the funds are wired to ensure proper and timely credit. There is a charge of $6.00 for processing incoming wires of less than $1,000.

When a new account is opened by telephone for funds wired to the Trust, the investor will be required to submit a signed application promptly thereafter Payment of redemption proceeds is not permitted until a signed application is on file with the Trust.

By Inter-Fund Exchange. Shareholders may open a new account by exchange from an existing account when the account registration and tax identification number will remain the same. A new account application is required only when the account registration or tax identification number will differ from that on the application for the original account. Exchanges may only be made into funds that are sold in the shareholder's state of residence.

Subsequent Investments. Subsequent investments may be made in any amount, but the Trust reserves the right to return investments of less than $50.00. Checks should be payable to GIT Equity Trust and sent to:

GIT Equity Trust
P.O. Box 640393
Cincinnati, OH  45264-0393

Please include an investment deposit slip or a clear indication of the account to be credited.

By Inter Fund Exchange. Shareholders may redeem shares from one GIT account and concurrently invest the proceeds in another GIT account by telephone when the account registration and tax identification number remain the same. There is no charge for this service.

By Automatic Monthly Investment. Shareholders may elect to have regular monthly investments in any fixed amount of $100 or more. GIT will automatically initiate an Electronic Funds Transfer to credit the shareholder's GIT account and debit a bank account of their choice. You can change the amount or discontinue the automatic investment anytime.

Redeeming Shares

Redemptions are processed on any day the New York Stock
Exchange is open and are effected at the net asset value per share next determined after the redemption request is received in proper form. Redemptions may be made by mail or by wire transfer or telephone pursuant to preauthorized instructions.

Signature Guarantees

To protect your investment, the Trust requires signature guarantees for some redemptions. Signature guarantees help the Trust ensure the identity of the authorized shareholder(s). Signature guarantees are required for any redemption whereby the proceeds are to be delivered to (1) a person other than the shareholder of record (2) an address other than the address of record or (3) a bank and bank account number other than previously designated. The Trust accepts signature guarantees from banks with FDIC insurance, certain credit unions, trust companies, and members of a domestic stock exchange. A guarantee from a notary public is not an acceptable signature guarantee.

Redemptions and Uncollected Funds. To protect shareholders against loss or dilution resulting from deposit items that are returned unpaid, the proceeds of any redemption may be delayed 10 days or more until it can be determined that the check or other deposit item (including Automatic Monthly Investments)used for purchase of the shares has cleared. Such deposited items are considered "uncollected," until the Trust has determined that they have actually been paid by the bank on which they were drawn. Purchases made with cash, federal funds wire or U.S. Treasury check are considered collected when received and not subject to the 10 day hold. All purchases earn dividends from the day of credit to a shareholder's account, even while not collected.

By Wire. With one business day's notice, funds can be sent by wire transfer to the bank and account designated on the account application or by subsequent written authorization. Redemption by wires can be arranged by calling the telephone numbers on the cover of this prospectus. Requests for wire transfer must be made by 4:00 p.m. EST the day before the wire will be sent.

Wire Fees:  Wires of $10,000 or more will be processed  to
U.S. domestic banks without charge. Wire transfers for
lesser amounts will be  processed for a fee of $10.   Wire
transfers sent to a foreign bank for any amount will be processed for a fee of $30 or the cost of the wire if greater.

By Telephone or By Mail. Upon request by telephone or in writing, redemptions may be sent to the shareholder of record to the address of record by check of the Trust.
Redemption requests received by mail and telephone are normally processed within one business day.

Stop Payment on Check Issued By the Trust.

Call the Trust to place a stop payment on a check issued by the Trust. Normally, the Trust charges a fee of $28.00, or the cost of stop payment, if greater, for stop payment requests on a check issued by the Trust on behalf of a shareholder. Certain documents may be needed before such a request can be processed.

Automatic Periodic Redemptions. Shareholders may request one or more automatic periodic redemptions of a fixed or readily determinable sum, or of the actual dividends paid. Such payments may be sent to the shareholder or to any other payee preauthorized in writing by the shareholder. There is no charge for this service, but the Trust reserves the right to impose a charge, or to impose a minimum amount for periodic redemptions.

Closing an Account

An account may be closed by telephone, wire transfer or by mail as explained above.

When an account is closed, shares will be redeemed at the next determined net asset value.

Minimum Balance. The Trust reserves the right to involuntarily redeem accounts with balances of less than $700. Prior to closing any such account, the shareholder will be given 30 days written notice, during which time the shareholder may increase his or her balance to avoid having the account closed.

Transaction Charges

Bounced Investment Checks. Shareholders will be charged (by redemption of shares) $10.00 for items deposited for investment that are returned unpaid for any reason. The
Trust charges $5.00 to process each bearer bond coupon deposited.

Broker Fees. Shareholders who purchase or redeem shares through a securities broker may be charged a transaction fee by the broker for the handling of the transaction if the broker so elects. Such charges are retained by the broker and not transmitted to the Trust. However, shareholders may engage in any transaction directly with the Trust to avoid such charges.

Additional Charges: The Trust reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

Retirement Plans

IRAs. Individual Retirement Accounts ("IRAs") may be opened with a reduced minimum investment of $500. Even though they may be nondeductible or partially deductible, IRA contributions up to the allowable annual limits may be made, and the earnings on such contributions will accumulate tax-free until distribution. The Trust currently charges an annual fee of $12 per shareholder
(not per IRA account) invested in an IRA at GIT. This fee may be prepaid by the shareholder. A separate application is required for IRA accounts.

Keogh Plans. The Trust also offers Keogh (or H.R. 10) plans for self-employed individuals and their employees, which enable them to obtain tax-sheltered retirement benefits similar to those available to employees covered by other qualified retirement plans. Currently the Trust charges an annual fee of $15 per shareholder (not per Keogh account) invested in a Keogh at GIT.

The Trust also offers SEP IRAs, SIMPLEs, 401(k) and 403(b) retirement plans. Further information on the retirement plans available through the Trust, including minimum investments, may be obtained by calling the Trust's shareholder service department.

AVAILABILITY OF PROXY MATERIALS

Bascom Hill BALANCED Fund, Inc. and GIT Equity Trust are each subject to the informational requirements of the Exchange Act and the 1940 Act, and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois, 60661-2511, and 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

 OTHER BUSINESS

(1)  Election of Directors
     Action is to be taken with respect to the election of the entire Board of Directors to serve until the next Annual
Meeting of Shareholders or until their successors are duly elected and qualified or until the Merger of the Bascom Hill Fund, if approved.

     The table identifies the nominees for election as Directors of the Bascom Hill Fund. All nominees are members of the present Board, having been elected at the last annual meeting. All the nominees attended each of the four meetings of the Board of Directors held during the Fiscal year ended December 31, 1996. The Board has no audit, nominating or similar committees.

During the last fiscal year of the Bascom Hill Fund, the Directors were compensated as follows:

                                                      Total
                               Pension or             Compensation
                               Retirement             from
                    Aggregate  Benefits   Estimated   Portfolios
                    Compensa-  Accrued as Annual      and Fund
                    tion       part of    Benefits    Complex
                    from       Portfolios Upon        Paid to
                    Fund       Expense    Retirement  Directors(a)
Frank E. Burgess           0          0         0              0
Edmund B. Johnson      1,000          0         0          3,000
James R. Imhoff, Jr.   1,000          0         0         14,250
Lorence D. Wheeler     1,000          0         0         14,250

(a) Prior to the effective date of the Merger, the complex was comprised of 4 trusts and three corporations with a total of 16 funds and/or series.

Each nominee has consented to be named in this Prospectus/Proxy
Statement and to serve, if elected. As of the date of the Prospectus/ Proxy Statement, Management has no reason to believe that any of the named nominees will be unable to serve. The
Management of the Bascom Hill Fund intends to nominate the persons named in the following table, which sets forth the name, principal occupation, address, the current position held with the Bascom Hill Fund, and the approximate number of shares of common stock of the Bascom Hill Fund beneficially owned, directly or indirectly, by each nominee as of the close of business on March 31, 1997.

Directors of the Bascom Hill Fund
                                                                   Shares of
                                                                   Common Stock
                                                                   Beneficially
Name, Principal Occupation          Position with                  Owned Directly
and Address (1)                     Bascom Hill Fund          Age  or Indirectly

*Frank E. Burgess                    Director                 54     2,131(2)
  President and Director
  of Madison Investment
  Advisors, Inc., the Madison Fund's
  Investment Advisor, 6411 Mineral
  Point Rd., Madison, WI  53705
 James R. Imhoff, Jr.                Director                52
  President and Director
  First Realty Group, Inc.
  429 Gammon Place
  Madison, WI  53719,
  Director of Park Bank of Madison, WI
 Edmund B. Johnson                  Director                 75
  Vice President and Director
  of Medix of Wisconsin, Inc.
  Medix is a medical supply company.
  3302 Valley Creek Circle
  Middleton, WI 53562
 Lorence D. Wheeler                 Director                 59
  President of Credit Union
  Benefits Services, Inc.,
  Box 431, Madison, WI  53701-0431

* Mr. Burgess is the only nominee who is an "interested person" in the Bascom Hill Fund's Advisor, Madison
Investment Advisors, Inc.  He is Madison's President, a
Director, and its majority shareholder.

(1) Messrs. Burgess, Wheeler, and Johnson have served as
Directors of the Bascom Hill Fund since its inception.  Mr.
Imhoff was selected as a Director on February 16, 1979.

(2) Madison Investment Advisors, Inc. which is controlled by
Mr. Burgess, owns 898 shares.

    Executive officers of the Bascom Hill Fund are elected annually by the Board of Directors.

The Management of the Bascom Hill Fund recommends you vote FOR the Directors nominated in the above table.

Officers of the Bascom Hill Fund
Name and Business History                 Office               Age         First elected

Frank E. Burgess                          President            54          1978
President and Director
of Madison Investment
Advisors, Inc., the Bascom Hill Fund's
Investment Advisor, 6411 Mineral
Point Rd., Madison, WI  53705
Chris Berberet                           Treasurer             36          1994
Vice President, Madison
Investment Advisors, Inc.
Prior to joining Advisor,
he was associated with ELCA
Board of Pensions in Minneapolis, MN.
Katherine L. Frank                       Vice President,       36         1988
Vice President, Madison In-              Secretary
vestment Advisors, Inc. since 1986.
Previously with Wayne Hummer
& Co., Chicago, IL.
Jay R. Sekelsky                          Vice President       37          1991
Vice President, Madison
Investment Advisors since 1990.
Previously with Wellington
Management of Boston.
Elizabeth Hendricks                     Assistant Secretary   29          1996
Controller, Madison Investment
Advisors, Inc.  With Madison
Investment Advisors, Inc. since
1996.  Previously with McGladrey
and Pullen and Deloitte & Touche.

(2) Approval or Disapproval of the Continuation of the Investment Advisory Agreement

Action is to be taken with respect to the approval of the Investment Advisory Agreement ("Agreement") between the
Bascom Hill Fund and its Advisor, Madison Investment
Advisors, Inc. ("Madison") until the Merger of the Bascom Hill Fund as discussed in this Prospectus/Proxy Agreement, if approved, or, if the Merger is not approved, until the next Annual
Meeting of Shareholders in April or May 1998. The terms of the Agreement have not changed since it was last approved at the Annual Meeting of the Bascom Hill
Fund in 1996.

 Under the Agreement, originally dated August 22, 1986,
Madison Investment Advisors, Inc. furnishes the Bascom Hill Fund with continuous investment service and management. The
Agreement was approved at the last shareholder meeting on May 1, 1996. The Board of the Bascom Hill
Fund, including the Directors who are not "interested persons" of Madison, formally extended the Agreement as amended at a Director's meeting called for that purpose.

 Under the terms of the contract Madison is paid a quarterly fee based on the net asset value of the Bascom Hill Fund, as determined by the appraisals made as of the close of each business day. On an annualized basis, the fee is eight-and-one-half tenths of one percent (.85%) of the first $100,000,000 of total net assets of the Bascom Hill Fund, reduced to seven-and-one-half tenths of one percent (.75%) on that portion of net assets in excess of $100,000,000. The fee is higher than that of most other investment companies. During the fiscal year ended December 31, 1996, Madison received $91,311 in fees from the Bascom Hill Fund.

The Advisor, at its own expense and without reimburse-ment from the Bascom Hill Fund furnishes office space, office facilities, executive officers and overhead expenses for managing the assets of the Bascom Hill Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities and fees paid for attendance at Board meetings to Directors who are not "interested persons" of Madison or officers or employees of the Bascom Hill
Fund. The Bascom Hill Fund bears all other expenses of its operations, subject to certain expense limitations.

 The Advisor has undertaken to reimburse the Bascom Hill
Fund to the extent that expenses, including the investment advisory fee but excluding interest, taxes and brokerage commissions, exceed 2% of the average net assets as determined by appraisals made as of the close of each business day of the year. The Advisor was not required to reimburse the Bascom Hill Fund in 1996 as the Bascom Hill
Fund's expenses were within the 2% limitation.

     The Agreement is not assignable and may be terminated by the Bascom Hill Fund (by action of its Board of Directors or by vote of a majority of its outstanding voting securities) or by Madison, without penalty, on sixty
(60) days written notice. Otherwise, this Agreement continues in effect so long as it is approved annually by the Directors of the Bascom Hill Fund who are not "interested persons" of Madison, cast in person at a meeting called for the purpose of voting on such approval, and by either the Board of Directors or by a majority of the outstanding shares of the Bascom Hill Fund.

 Frank E. Burgess, who is President and Director of the Bascom Hill Fund, is President, Treasurer and a Director of Madison. Mr. Burgess is the majority shareholder of Madison. Jay R. Sekelsky, who is Vice President of the Bascom Hill Fund, is also Vice President of Madison. Katherine L. Frank, who is Vice President and Secretary of the Bascom Hill Fund, is also Vice President of Madison. Chris Berberet who is Treasurer of the Bascom Hill Fund, is also Vice President of Madison. Elizabeth Hendricks who is Assistant Secretary of the Bascom Hill Fund, is also Controller of Madison. All of the above may be contacted at 6411 Mineral Point Road, Madison, Wisconsin 53705. The Advisor also manages Bascom Hill Investors,
Inc. with total net assets of $13.1 million and Madison Bond Fund, Inc. with total net assets of $4.1 million as of December 31, 1996. Through its Bankers Finance Advisors, LLC subsidiary, Madison also manages the GIT Investment
Funds family of thirteen mutual funds, including
Government Investors Trust, GIT Equity Trust, GIT Income Trust and GIT Tax-Free Trust, with total net assets of approximately $190 million as of December 31, 1996.

The affirmative vote of the lesser of a majority of the Bascom Hill Fund shares entitled to vote or over 67% of the voting securities present at the Meeting if more than 50% of the outstanding voting securities are present is required for approval of the extension of the Agreement.

The Management of the Bascom Hill Fund recommends you vote FOR the approval of the extension of the Agreement.

(3)  Ratification or Rejection of Selection of Auditors

The Board of Directors, including the Directors of the Bascom Hill Fund who are not "interested persons" as defined by the Investment Company Act of 1940, has selected Williams, Young & Associates, LLC, P.O. Box 8700, Madison, Wisconsin, 53708, independent certified public accountants, to act as auditors of the Bascom Hill Fund for the fiscal year ending December 31, 1997 or until the Merger of the Bascom Hill Fund, whichever occurs first. Williams, Young & Associates, LLC has examined the accounts of the Bascom Hill Fund since its organization.

A representative of Williams, Young & Associates, LLC is expected to be present at the Annual Meeting to answer any appropriate questions and to make a statement if he or she so desires.

The Management of the Bascom Hill Fund recommends that you vote FOR the selection of Williams, Young & Associates, LLC as auditors of the Bascom Hill Fund for the fiscal year ending December 31, 1997 or until the Merger of the Bascom
Hill Fund, whichever occurs first.

(4)   Other Matters

     The Management of the Bascom Hill Fund knows of no other matter that may come before the Annual Meeting. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed Proxy form to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

VOTING INFORMATION

 This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of the Bascom Hill Fund to be used at the Annual Meeting of Shareholders of the Bascom Hill Fund, to be held at the Radisson Inn, 517 Grand Canyon Drive, Madison, Wisconsin, on Wednesday, May 28, 1997, at 4:00 p.m. and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders on or about May 1, 1997. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the shares outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.

Unmarked proxies will be voted FOR the proposed
Merger, FOR the election of the Directors nominated, FOR the renewal of the investment advisory agreement with Madison, FOR the ratification of the selected independent auditors and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Since shares represented by "broker non-votes" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against the Merger. A proxy may be revoked at any time at or before the Meeting by written notice to the Secretary of the Bascom Hill Fund, 6411 Mineral Point Road, Madison, Wisconsin 53705. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Plan and the Merger contemplated thereby.

  Approval of the Plan will require the affirmative vote of more than 50% of the outstanding voting securities of the Bascom Hill Fund. Fractional shares outstanding are not entitled to a proportionate share of one vote.

  If the shareholders do not vote to approve the Merger, the Board of Directors of the Bascom Hill Fund will continue to operate the Bascom Hill Fund under existing arrangements.

Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph, facsimile or personal solicitations conducted by officers and employees of Madison, its affiliates or other representatives of Madison (who will not be paid for their solicitation activities).

  The Bascom Hill Fund will be responsible for the fees and expenses of its counsel and counsel for the independent Directors in connection with the Merger, whether or not the Merger is consummated. With respect to the costs of preparing this Prospectus/Proxy Statement and soliciting shareholders of the Bascom Hill Fund, Madison has agreed to bear such costs.

In the event that sufficient votes to approve the Plan are not received by June 13, 1997, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

  A shareholder who objects to the proposed transaction will not be entitled under either Wisconsin law or the Articles of Incorporation of the Bascom Hill Fund to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of the GIT Fund which they received in the transaction at their then-current net asset value. Shares of the Bascom Hill Fund may be redeemed at any time prior to the consummation of the Merger.
Bascom Hill Fund shareholders may wish to consult their tax advisors as to any differing consequences of redeeming Bascom Hill Fund shares prior to the Merger or exchanging such shares in the Merger.

 If the Merger is not approved, Any shareholder proposal to be presented at the Annual Meeting of Shareholders held in 1998, must be received at the executive offices of the Bascom Hill Fund on or before February 1, 1998 at the address set forth on the cover of this Prospectus/Proxy Statement.

Notice to Banks, Broker-Dealers and Voting Trustees and
Their Nominees. Please advise Madison whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

  The votes of the shareholders of the GIT Fund are not being solicited by the Prospectus/Proxy Statement and are not required to carry out the Merger.

THE BOARD OF DIRECTORS OF THE BASCOM HILL FUND, INCLUDING
THE "NON-INTERESTED" DIRECTORS, RECOMMENDS APPROVAL OF THE
PLAN, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE
CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

      ---------------------
May 1, 1997

 EXHIBIT A


Agreement and Plan of Merger

THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is made as of the 1st day of April, 1997, by and between GIT Equity Trust, a Massachusetts business trust (the "Trust"), with its principal place of business at 1655 Ft. Myer Drive, Arlington, Virginia 22209, with respect to its Equity Income Portfolio series (the "Acquiring Fund"), and Bascom Hill BALANCED Fund, Inc., a Wisconsin corporation (the "Company"), with its principal place of business at 6411 Mineral Point Road, Madison, Wisconsin 53705
(the "Selling Fund").

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368 (a)(1)(C) of the United States Internal Revenue Code of 1986 (the "Code"). The reorganization (the
"Merger") will consist of the transfer of substantially all of the assets of the Selling Fund in exchange solely for shares of beneficial interest, no par value per share, of the Acquiring Fund (the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund and the distribution, after the Merger Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Selling Fund is an open-end, registered investment company and the Acquiring Fund is a separate investment series of an open-end, registered investment company of the management type, and the Selling Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of the Trust, have determined that the exchange of substantially all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of certain stated liabilities by the Acquiring Fund on the terms and conditions hereinafter set forth is in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Board of Directors of the Selling Fund has determined that the Selling Fund should transfer substantially all of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption of certain liabilities by the Acquiring Fund, on the terms and conditions hereinafter set forth, that such transfer is in the best interests of the Selling Fund's shareholders, and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     ARTICLE I

Transfer of Assets of the Selling Fund in Exchange for the Acquiring Fund Shares and Assumption of Selling Fund Liabilities and Liquidation of the Selling Fund

1.1 The Exchange. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefore (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Selling Fund's net assets computed in the manner and as of the time and date set forth in paragraph 2.1 by the net asset value of one Acquiring Fund Share computed in the manner and as of the time and date set forth in paragraph 2.2 and (ii) to assume certain liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Merger Date").

1.2 Assets to be Acquired. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including without limitation all cash, securities, commodities and futures interests and dividends or interest receivable, which is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Merger Date. The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquiring Fund will, within a reasonable time prior to the Merger Date, furnish the Selling Fund with a statement of the Acquiring Fund's investment objectives, policies and restrictions and a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph which do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. In the event that the Selling Fund holds any investments which the Acquiring Fund may not hold, the Selling Fund will dispose of such securities prior to the Merger Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Merger Date.

1.3 Liabilities to be Assumed. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Merger Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared by Madison Investment Advisors, Inc. the investment advisor and administrator of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

1.4 Liquidation and Distribution. As soon after the Merger Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Merger Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1. and
(b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange, but nothing herein prevents the Acquiring Fund from issuing certificates to its shareholders thereafter.

1.5 Ownership of Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Whole or fractional shares of the Acquiring Fund will be issued in the manner described in the combined Prospectus and Proxy Statement on Form N-14 to be distributed to shareholders of the Selling Fund as described in Section 5.

1.6 Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 Reporting Responsibility. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Merger Date and such later date on which the Selling Fund is terminated and deregistered.

1.8 Termination and Deregistration. The business of the Selling Fund shall be wound up, and the Company shall be dissolved as a Wisconsin corporation and deregistered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), promptly following the Merger Date and the making of all distributions pursuant to paragraph 1.4.

     ARTICLE II

Valuation

2.1 Valuation of Assets. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day immediately preceding the Merger Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 Valuation of Shares. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's current prospectus and statement of additional information, as applicable.

2.3 Shares to be Issued. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by dividing the value of the assets of the Selling Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

2.4 Determination of Value. All computations of value shall be made by Bankers Finance Advisors, LLC in accordance with its regular practice and procedures in pricing the shares and assets of the Trust.

     ARTICLE III

Closing and Merger Date

3.1 Merger Date. The Merger Date shall be June 13, 1997 or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Merger Date unless otherwise provided. The Closing shall be held as of 4:00 o'clock p.m. at the offices of Bankers Finance Advisors, LLC, 1655 Ft. Myer Drive, Arlington, Virginia 22209, or at such other time and/or place as the parties may agree.

3.2 Custodian's Certificate. Firstar Trust Company, as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Merger Date and (b) all necessary taxes including all applicable Federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

3.3 Effect of Suspension in Trading. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted, or ( b ) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Merger Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.4 Transfer Agent's Certificate. Firstar Trust Company, as transfer agent for the Selling Fund shall deliver at the Closing a certificate of an authorized officer stating that their records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Merger. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Merger Date to the Secretary of the Company, or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request. The Trust serves as transfer agent for the Acquiring Fund.

     ARTICLE IV

Representations and Warranties

 4.1 Representations of the Selling Fund. The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a) The Selling Fund is a Wisconsin corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin;

(b) The Selling Fund is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940 (the "1940 Act") is in full force and effect;

(c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended, (the "1933 Act") and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(d) The Selling Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Fund is a party or by which it is bound;

(e) The Selling Fund has no material contracts or other commitments (other than this Agreement) which will be terminated with liability to it prior to the Merger Date;

(f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g) The financial statements of the Selling Fund at December 31, 1996 have been audited by Williams, Young & Associates, LLC certified public accountants, and are in accordance with generally accepted accounting, principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such dates, and there are no known contingent liabilities of the Selling Fund as of such dates not disclosed therein;

(h) Since December 31, 1996, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change;

(i) At the Merger Date, all Federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and to the best of the Selling Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) For each of the preceding six fiscal years of its operation the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains;

(k) All issued and outstanding shares of the Selling Fund are, and at the Merger Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Merger Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Selling Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares;

(l) At the Merger Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund;

(m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto;

(o) The proxy statement of the Selling Fund to be included in the Registration Statement referred to in paragraph 5.7 (other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Merger Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

 4.2 Representations of the Acquiring Fund. The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a) The Acquiring Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts.

(b) The Acquiring Fund is a separate investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act now is in effect and shall be in full force and effect as of the Merger Date;

(c) The current prospectus and statement of additional information of the Acquiring Fund, to be effective as of the Merger Date, shall conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;

(e) Except as otherwise disclosed to the Selling Fund and accepted by the Selling Fund, no material litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

(f) The financial statements of the Acquiring Fund at March 31, 1996 have been audited by Ernst & Young LLP, certified public accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates, and there are no known contingent liabilities of the Acquiring Fund as of such dates not disclosed therein;

(g) Since March 31, 1996, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

(h) At the Merger Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each fiscal year of its operation the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company;

(j) All issued and outstanding Acquiring Fund Shares are, and at the Merger
Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except that, under Massachusetts law, shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will at the Merger Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (except that, under Massachusetts law, shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

(m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

(n) The Prospectus and Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund ) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

(o) The Acquiring Fund agrees to use all reasonable efforts to give the notices or obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Merger Date.


     ARTICLE V

Covenants of the Acquiring Fund and the Selling Fund

5. 1 Operation in Ordinary Course. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Merger Date, it being understood that such ordinary course of business will include customary dividends and distributions.

5.2 Approval of Shareholders. The Selling Fund will call a meeting of the Selling Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 Investment Representation. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 Additional Information. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

5.5 Further Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Merger Date.

5.6 Statement of Earnings and Profits. As promptly as practicable, but in any case within sixty days after the Merger Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for Federal income tax purposes which will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Selling Fund's President, its Treasurer and its independent auditors.

5.7 Preparation of Form N-14 Registration Statement. The Selling Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus and Proxy Statement") which will include the Prospectus and Proxy Statement, referred to in paragraph 4.1(o), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, (the "1934 Act") and the 1940 Act in connection with the meeting of the Selling Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

     ARTICLE VI

Conditions Precedent to Obligations of the Selling Fund

  The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Merger Date, and, in addition thereto, the following further conditions:

6.1 All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Merger Date with the same force and effect as if made on and as of the Merger Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Selling Fund and dated as of the Merger Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request; and

6.2 The Selling Fund shall have received on the Merger Date an opinion or statement from Sullivan & Worcester LLP, counsel to the Acquiring Fund, in form and substance satisfactory to the Selling Fund addressing the Acquiring Fund's standing, authority or such other matters as the Acquiring Fund may request to ensure the timely and authorized accomplishment of the Merger without penalty or assumption of liability. Such statement shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester, LLP appropriate to matters expressed therein.

ARTICLE VII

Conditions Precedent to Obligations of the Acquiring Fund

  The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Merger Date and, in addition thereto, the following conditions:

7.1 All representations, covenants and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Merger Date with the same force and effect as if made on and as of the Merger Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Merger Date a certificate executed in its name by the Selling Fund's President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and, dated as of the Merger Date, to such effect and as to such other matters as the Acquiring
Fund shall reasonably request;

7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Merger Date, certified by the Treasurer of the Selling Fund ; and

7.3 The Acquiring Fund shall have received on the Merger
Date an opinion or statement from DeWitt, Ross & Stevens, S.C., counsel to the Selling Fund, in form and substance satisfactory to the Acquiring Fund addressing the Selling Fund's standing, authority or such other matters as the Selling Fund may request to ensure the timely and authorized accomplishment of the Merger without penalty or assumption of any liability not otherwise disclosed in the Selling Fund's financial statements. Such statement shall contain such other assumptions and limitations as shall be in the opinion of DeWitt Ross & Stevens, S.C. appropriate to matters expressed therein.

     ARTICLE VIII

Further Conditions Precedent to Obligations of the Acquiring Fund and the Selling Fund

  If any of the conditions set forth below do not exist on or before the Merger Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund's Articles of Incorporation and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1;

8.2 On the Merger Date the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All required consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities ( including those of the Commission and of state Blue Sky and securities authorities. including any necessary "no-action" positions of and exemptive orders from such Federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions;

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable years ending on or prior to the Merger Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in all taxable years ending on or prior to the Merger Date (after reduction for any capital loss carryforward);

8.6 The parties shall have received a favorable opinion of DeWitt, Ross & Stevens, S.C. addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for Federal income tax purposes:

(a) The transfer of substantially all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund's shares to the Selling Fund in dissolution and liquidation of the Selling Fund, will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; (c) no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund or upon the distribution ( whether actual or constructive ) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund; (d) no gain or loss will be recognized by Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Merger will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Merger, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefore were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Merger ); and (f) the tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Merger, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

Brokerage Fees and Expenses

9.1 The Acquiring Fund and the Selling Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 (a) Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquiring Fund will be borne by Madison Investment Advisors, Inc. ("Madison"). The Selling
Fund will bear the expense of its own counsel and counsel to its Directors in connection with the transactions contemplated by this Agreement. All other expenses of the transactions contemplated by this Agreement incurred by the Selling Fund will be borne by Madison. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement;
(iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus and Proxy Statement to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation cost of the transactions. (b) Consistent with the provisions of paragraph 1.3, the Selling Fund, prior to the Merger Date, shall pay for or include in the statement of assets and liabilities prepared pursuant to paragraph 1.3 all of its known and reasonably estimated expenses associated with the transactions contemplated by this Agreement

     ARTICLE X

Entire Agreement; Survival of Warranties

10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that the Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

     ARTICLE XI

Termination

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Merger Date because:

(a) of a breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Merger Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund or the Selling Fund, the Trust, or their respective Directors, Trustees or officers, to the other party or its Directors, Trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.2.

     ARTICLE XII

Amendments

  This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund: provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

     ARTICLE XIII

Notices

  Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, overnight courier or certified mail addressed to

  The Acquiring Fund:

   GIT Equity Trust
   1655 Ft. Myer Drive, Suite 1000
   Arlington, Virginia 22209
   Attention:  W. Richard Mason, Esq.

  or to the Selling Fund

   Bascom Hill BALANCED Fund, Inc.
   6411 Mineral Point Road
   Madison, Wisconsin, 53705
   Attention: Frank E. Burgess, Esq.

     ARTICLE XIV

Miscellaneous

14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 It is expressly agreed to that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Acquiring Fund. The execution and delivery of this Agreement has been authorized by the Trustees of the Trust on behalf of the Acquiring Fund and signed by authorized officers of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Trust's Declaration of Trust.


   IN WITNESS WHEREOF, the parties have duly executed and sealed this Agreement, all as of the date first written above.

     GIT Equity Trust
     on behalf of the Equity Income Portfolio

    By:/s/
    Name: Katherine L. Frank
    Title: President



     Bascom Hill BALANCED Fund, Inc.

    By: /s/
    Name: Frank E. Burgess
    Title: President

        Bascom Hill BALANCED Fund, Inc.
     MEETING OF SHAREHOLDERS -- MAY 28, 1997

This proxy is solicited on behalf of the Directors of Bascom
Hill BALANCED Fund, Inc.

The undersigned hereby appoints Katherine L. Frank, Frank E. Burgess and Elizabeth Hendricks, and each of them separately, proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below at the Annual Meeting of Shareholders of the above referenced Fund
(the "Fund") to be held on Wednesday, May 28, 1997 at the Radisson Inn, 517 Grand Canyon Drive, Madison,
Wisconsin, at 3:00 p.m. Central time, and at any adjournments thereof (the "Meeting"), all of the shares of the Fund which the undersigned would be entitled to vote if the undersigned were personally present.

Note:  Please sign exactly as name appears on this card.
All joint owners should sign. When signing as an executor, administrator, attorney, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in partnership name.

Every shareholder's vote is important! Vote this Proxy Card today! Please detach at perforation before mailing.

THIS PPOXY, WHEN PROPERTLY EXECUTED, WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE SHAREHOLDER WHOSE NAME IS
SIGNED HEREIN.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED FOR EACH PROPOSAL.

To vote, mark blocks below in blue or black ink as follows [x]
Bascom Hill BALANCED Fund, Inc.
 Keep this portion for your records.
(perforation)
Detach and return this portion only.
1. To approve the proposed Agreement and Plan of Merger with the GIT Equity Trust Equity Income Portfolio.

     o  YES   o  NO   o  ABSTAIN

2.  To elect the Directors nominated.

     o  YES   o  NO   o  ABSTAIN

3.  To approve the investment advisory agreement.

     o  YES   o  NO   o  ABSTAIN

4.  To ratify the selection of independent auditors.

     o  YES   o  NO   o  ABSTAIN

5. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

     o  YES   o  NO   o  ABSTAIN

   These items are discussed in greater detail in the attached
Prospectus/Proxy Statement. The Board of Directors of Bascom
Hill Investors, Inc. has fixed the close of business on March 31, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

   SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

  STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997

    Acquisition of the Assets of
    Bascom Hill BALANCED Fund, Inc.
    6411 Mineral Point Road
    Madison, Wisconsin 53705
     1-800-553-7838

   By and in Exchange for Shares of

   Equity Income Portfolio
     of
     GIT Equity Trust
    1655 Ft. Myer Drive, Suite 1000
    Arlington, Virginia 22209
     1-800-336-3063


This Statement of Additional Information, relating specifically to the proposed transfer of the assets of the Bascom Hill BALANCED Fund, Inc. in exchange for shares of the Equity Income Portfolio, a series of GIT Equity Trust, and the assumption by the Equity Income Portfolio of certain identified liabilities of Bascom Hill BALANCED Fund, Inc.
 is not a prospectus. A Prospectus/Proxy Statement dated May 1, 1997 relating to the above-referenced matter may be obtained from Bascom Hill BALANCED Fund, Inc., 6411 Mineral Point
Road Madison, Wisconsin 53705,  1-800-553-7838. This
Statement of Additional Information relates to and should be read in conjunction with such Prospectus/Proxy Statement.

This Statement of Additional Information incorporates by reference the following documents, a copy of each of which accompanies this Statement of Additional Information:

1. The Prospectus of Bascom Hill BALANCED Fund, Inc. dated
   February 28, 1997.

  2. The Statement of Additional Information of Bascom
   Hill BALANCED Fund, Inc.,  dated February 28, 1997.

3. The Annual Report of Bascom Hill BALANCED Fund, Inc.
   dated December 31, 1996.

4.  The Annual Report of GIT Equity Trust dated
    March 31, 1996 and the Semi-Annual Report
    (unaudited) of  GIT Equity Trust dated
    September 30, 1996.

The following information is provided with regard to the Equity
Income Portfolio of GIT Equity Trust:

Table of Contents

Introductory Information ("About GIT
Equity Trust")                             3

Supplemental Investment Policies
("Investment Objectives" and
"Investment Policies")                     3

Investment Limitations
("Investment Policies")                   10

The Investment Advisor
("Management of the Trust")               13

Organization of the Trust
("The Trust and Its Shares")              15

Trustees and Officers
("Management of the Trust")               17

Administrative and Other Expenses
("Management of the Trust")               20

Portfolio Transactions
("Management of the Trust")               21

Share Purchases
("How to Purchase and Redeem Shares")     22

Share Redemptions
("How to Purchase and Redeem Shares")     24

Retirement Plans
("How to Purchase and Redeem Shares")     25

Declaration of Dividends
("Dividends")                             26

Determination of Net Asset Value
("Net Asset Value")                       27

Additional Tax Matters
("Taxes")                                 28

Total Return Calculations
("Performance Information")               30

Custodians and Special Custodians         31

Legal Matters and Independent Auditors
("Financial Highlights")                  32

Additional Information                    32

Financial Statements                      32

Note: The items appearing in parentheses above are cross references to sections in the Prospectuses/Proxy Statement which correspond to the sections of this Statement of Additional
Information.

Introductory Information

GIT Equity Trust (the "Trust") currently issues four series of shares: Worldwide Growth Fund shares, Special Growth Fund shares,
Select Growth Fund shares and Equity Income Fund shares. These four series of shares correspond, respectively, to three separate portfolios consisting primarily of equity securities: the Worldwide Growth Portfolio, the Special Growth Portfolio, and the
Select Growth Portfolio, and one portfolio investing in a combination of fixed income and equity securities: the Equity Income Portfolio (the "GIT Fund") . These portfolios are described more fully below
(see "Supplemental Investment Policies").

As of the date of the Merger, the investment objectives of the GIT Fund will change from one principally invested in equity securities to one invested in a combination of equity and fixed-income (bond) securities. Historical expense and performance statistics described herein should be considered in light of this change.

Supplemental Investment

The investment objectives of the Trust are described in the Prospectuses (see "Investment Objectives"). Reference should also be made to the Prospectuses for general information concerning the Trust's investment policies (see "Investment Policies").
The Special Growth, Select Growth and Worldwide Growth
Portfolios of the Trust seek to achieve their investment objectives through diversified investment by each of its portfolios principally in equity securities, while the Equity Income Portfolio seeks to achieve its investment objective through diversified investment in a combination of equity and fixed-income securities.

Basic Investment Policies. The Trust intends generally to select portfolio investments on the basis of their fundamental values rather than on the basis of technical market factors. This means that the Trust's investments will normally be held until there is a change in the fundamental considerations that were the reason for their purchase. However, the Trust will be free to sell any of its investments at any time in response to market timing or other considerations. Any such sales may result in realized long-term or short-term capital gains and losses. The Trust does not intend to engage in extensive short-term trading; thus, since it will not normally be able to take advantage of short-term market swings, the Trust should not be viewed as a vehicle for short-term investment.

The Equity Income Portfolio is intended to earn substantial current dividend income with some capital appreciation while assuming less risk than the Trust's other portfolios.
Consideration will also be given to an investment's potential for appreciation as a hedge against inflation and factors tending to protect the investment's value.
The Advisor believes that capital growth and production of income can best be achieved through flexibility of investment strategies. Although the careful selection of common stocks and bonds is a primary factor affecting the investment return of the portfolio, the percentage of the portfolio's assets which may be invested at any particular time in common stocks or bonds will depend upon management's judgment regarding the risks present in the stock and fixed income markets. When management believes that market risks are high and the prices of common stocks or bonds may decline, the portfolio may move substantial assets out of common stocks or bonds and into short-term fixed income instruments such as U.S. Treasury Bills, U.S. Treasury Notes, U.S. Agency Notes or highly rated commercial paper or money market funds.

While investments in the Equity Income Portfolio are intended to be less volatile than those of the Trust's other portfolios, no assurance can be given that this portfolio will avoid losses or succeed in growing at a rate matching the rate of inflation. Experience has shown that high levels of inflation may depress stock prices, limiting the value of common stocks as an inflation hedge.

Other Policies. The Trust will not invest more than 25% of the assets of a portfolio in any one industry. During defensive periods the Trust may invest without limitation in U.S. Government securities and the money market obligations of domestic banks, their branches and other domestic depository institutions (see "Investment Limitations"). The Trust will limit its investments to liquid securities having readily available market quotations, except that up to 10% of the Special, Select or Equity Income Portfolio and up to 15% of the Worldwide Growth Portfolio may be invested in securities having restrictions on resale or which are otherwise illiquid (see "Investment Limitations").

Debt Instruments. The portion of any portfolio of the Trust that is not invested in equity securities may be invested in debt instruments. The "Debt Instruments" in which the Special Growth, Select Growth and Worldwide Growth Portfolios of the Trust may invest are limited to the following U.S. dollar denominated investments:
(1) U.S. Government securities; (2) obligations of banks having total assets of $750 million or more (including assets of affiliates); (3) high grade commercial paper; (4) other corporate and foreign government obligations of investment grade issued and sold publicly within the United States; and (5) repurchase agreements involving any of the foregoing securities.

"U.S. Government securities" are obligations issued or guaranteed by the United States Government, its agencies and instrumentalities. U.S. Government securities include direct obligations of the United States issued by the U.S. Treasury, such as Treasury bills, notes and bonds. Also included are obligations of the various federal agencies and instrumentalities, such as the Government National Mortgage Association, the Federal Farm Credit System, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks, the Small Business Administration, the Student Loan Marketing Association, and deposits fully insured as to principal by federal deposit insurance. Except for Treasury securities, all of which are full faith and credit obligations, U.S. Government securities may either be agency securities backed by the full faith and credit of the United States, such as those issued by the Government National Mortgage Association, or only by the credit of the particular federal agency or instrumentality which issues them, such as those issued by the Federal Farm Credit System and the Federal Home Loan Mortgage Corporation; some such agencies have borrowing authority from the U.S. Treasury, while others do not.

Bank obligations include certificates of deposit ("CDs"), bankers acceptances ("BAs") and time deposits. CDs are generally short-term, interest-bearing negotiable certificates issued by banks against funds deposited with the issuing bank for a specified period of time. BAs are time drafts drawn against a business, often an importer, and "accepted" by a bank, which agrees unconditionally to pay the draft on its maturity date. BAs are negotiable and trade in the secondary market. Time deposits include money market deposit accounts. The Trust will not invest in non-transferable time deposits having penalties for early redemption if such time deposits mature in more than seven calendar days, and such time deposits maturing in two business days to seven calendar days will be limited to 10% of the Special Growth, Select Growth or Equity Income Portfolio's respective total assets and limited to 15% of the Worldwide Growth Portfolio's total assets.

"Commercial paper" describes the unsecured promissory notes issued by major corporations to finance short-term credit needs. Commercial paper is issued in maturities of nine months or less and usually on a discount basis. High grade commercial paper is rated A-1 by Standard and Poor's Corporation ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's") or is of equivalent quality. Other corporate and foreign government obligations generally include notes and debentures (for maturities not exceeding 10 years) and bonds (for longer maturities). These obligations normally pay interest to the holder semiannually; they may be either secured or, more commonly, unsecured. Investment grade obligations are those rated Baa or better by Moody's or BBB or better by S&P or are of equivalent quality.

The Equity Income Portfolio may invest in the Debt Instruments described above and in the investment grade fixed-income securities described more fully in the Prospectus (see "Additional Information About the Equity Income Portfolio").

Specialized Investment Techniques. In order to achieve its investment objectives, the Trust may use, when BFA deems appropriate, certain specialized investment techniques. Such specialized investment techniques principally include those identified in the Prospectus (see "Investment Policies") which are described more fully below:

1. Covered Call Options. The Trust may write "covered call options" against any of its portfolio securities. These options represent contracts sold on a national options exchange or in the over-the-counter market allowing the purchaser of the contract to buy specified underlying securities at a specified price (the "strike price") prior to a specified expiration date. Writing covered call options may increase the Trust's income, because a fee (the "premium") is received by the Trust for each option contract written, but unless the option contract is exercised it has no other ultimate impact on the Trust. The premium received, plus the strike price of the option, will always be greater than the value of the underlying securities at the time the option is written.

When an option contract is "covered" it means that the Trust, as the writer of the option contract, holds in its portfolio the underlying securities described in the contract or securities convertible into such securities. Thus, if the holder of the option decides to exercise his purchase rights, the Trust may sell at the strike price securities it already holds in portfolio or may obtain by conversion (rather than risking having to first buy the securities in the open market at an undetermined price). However, an option contract would not normally be exercised unless the market price for the underlying securities specified were greater than the strike price. Thus, when an option is exercised the Trust will normally be forced to sell portfolio securities at below their current market value or otherwise will be required to buy a corresponding call contract at a price reflecting this price differential to offset the call contract previously written (such an offsetting call contract purchase is called a "closing purchase transaction").

To the extent the Trust writes covered call options it will be foregoing any opportunity for appreciation on the underlying securities above the strike price during the period prior to expiration of the option contract. The Trust reserves the right to close out call option contracts written at any time in closing purchase transactions, but there is no assurance that the Trust will be able to effect such transactions at any particular time or at an acceptable price. The Trust will not sell the securities covering an option contract written prior to its expiration date unless substitute covering securities are purchased or unless the contract written is first offset in a closing purchase transaction; nor will the Trust write additional option contracts if more than 25% of the Trust's assets would then be required to cover the options written. All of the Trust's investments will be selected on a basis consistent with its investment policies for the respective portfolio, notwithstanding the potential for additional premium income from option writing. The writing of options could increase the Trust's gross income from securities held less than three months, and is therefore limited by tax considerations to providing 30% of gross income or less (see "Additional Tax Matters").

2. When-Issued Securities. The Trust may purchase and sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are bought or sold with payment for and delivery of the securities scheduled to take place at a future time. Frequently when newly issued securities are purchased, payment and delivery may not take place for 15 to 45 days after the Trust commits to the purchase. Fluctuations in the value of securities contracted for future purchase settlement may increase changes in the value of the respective portfolio, because such value changes must be added to changes in the values of those securities actually held in the portfolio during the same period. When-issued transactions represent a form of leveraging; the Trust will be at risk as soon as the when-issued purchase commitment is made, prior to actual delivery of the securities purchased.

When engaging in when-issued or delayed delivery transactions, the Trust must rely upon the buyer or seller to complete the transaction at the scheduled time; if the other party fails to do so, then the Trust might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities available at the time of the failure. If the transaction is completed, intervening changes in market conditions or the issuer's financial condition could make it less advantageous than investment alternatives otherwise available at the time of settlement. While the Trust will only commit to securities purchases that it intends to complete, it reserves the right, if deemed advisable, to sell any securities purchase contracts before settlement of the transaction; in any such case the Trust could realize either a gain or a loss, despite the fact that the original transaction was never completed. When fixed price contracts are made for the purchase of when-issued securities, the Trust will maintain in a segregated account designated investments which are liquid or mature prior to the scheduled settlement and cash sufficient in aggregate value to provide adequate funds for completion of the scheduled purchase.

3. Foreign Securities. The Trust may invest in securities of foreign issuers that are listed on a recognized domestic or foreign exchange without restriction. At least 65% of the Worldwide Growth Portfolio is intended to be invested in foreign equity securities. Foreign investments involve certain special considerations not typically associated with domestic investments. Foreign investments may be denominated in foreign currencies and may require the Trust to hold temporary foreign currency bank deposits while transactions are completed; although the Trust might therefore benefit from favorable currency exchange rate changes, it could also be affected adversely by changes in exchange rates, by currency control regulations and by costs incurred when converting between various currencies. Further-more, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting requirements applicable to domestic issuers, and there may be less publicly available information about such issuers.

In general, foreign securities markets have substantially less volume than comparable domestic markets and therefore foreign investments may be less liquid and more volatile in price than comparable domestic investments. Fixed commissions in foreign securities markets may result in higher commissions than for comparable domestic transactions, and foreign markets may be subject to less governmental supervision and regulation than their domestic counterparts. Foreign securities transactions are subject to documentation and delayed settlement risks arising from difficulties in international communications. Moreover, foreign investments may be adversely affected by diplomatic, political, social or economic circumstances or events in other countries, including civil unrest, expropriation or nationalization, unanticipated taxes, economic controls, and acts of war. Individual foreign economies may also differ from the United States economy in such measures as growth, productivity, inflation, national resources and balance of payments position.

4. Loans of Portfolio Securities. The Trust, in certain circumstances, may be able to earn additional income by loaning portfolio securities to a broker-dealer or financial institution. The Trust may make such loans only if cash or U.S. Government securities, equal in value to 100% of the market value of the securities loaned, are delivered to the Trust by the borrower and maintained in a segregated account at full market value each business day. During the term of any securities loan, the borrower will pay to the Trust all dividend and interest income earned on the loaned securities; at the same time the Trust will also be able to invest any cash portion of the collateral or otherwise will charge a fee for making the loan, thereby increasing its overall potential return. It is the Trust's policy that it shall have the option to terminate any loan of portfolio securities at any time upon seven days' notice to the borrower. In making a loan of securities, the Trust would be exposed to the possibility that the borrower of the securities might be unable to return them when required, which would leave the Trust with the collateral maintained against the loan; if the collateral were of insufficient value, the Trust could suffer a loss. The Trust may pay fees for the placement, administration and custody of securities loans, as it deems appropriate.

Any loans by the Trust of portfolio securities will be made in accordance with applicable guidelines established by the Securities and Exchange Commission or the Trustees. In determining whether to lend securities to a particular broker, dealer or other financial institution, BFA will consider the creditworthiness of the borrowing institution. The Trust will not enter into any securities lending agreement having a duration of greater than one year.

5. Repurchase Agreement Transactions. A repurchase agreement involves the acquisition of securities from a financial institution, such as a bank or securities dealer, with the right to resell the same securities to the financial institution on a future date at a fixed price. Repurchase agreements are a highly flexible medium of investment, in that they may be for very short periods, including frequently maturities of only one day. Under the Investment Company Act of 1940, repurchase agreements are considered loans and the securities involved may be viewed as collateral. It is the Trust's policy to limit the financial institutions with which it engages in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Trustees.

When investing in repurchase agreements, the Trust could be subject to the risk that the other party may not complete the scheduled repurchase and the Trust would then be left holding securities it did not expect to retain. If those securities decline in price to a value of less than the amount due at the scheduled time of repurchase, then the Trust could suffer a loss of principal or interest. The Advisor will follow procedures designed to ensure that repurchase agreements acquired by the Trust are always at least 100% collateralized as to principal and interest. It is the Trust's policy to require delivery of repurchase agreement collateral to its Custodian or (in the case of book-entry securities held by the Federal Reserve System) that such collateral is registered in the Custodian's name or in negotiable form. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Trust could encounter restrictions on the exercise of its rights under the repurchase agreement.

To the extent the Trust requires cash to meet redemption requests and determines that it would not be advantageous to sell portfolio securities to meet those requests, then it may sell its portfolio securities to another investor with a simultaneous agreement to repurchase them. Such a transaction is commonly called a "reverse repurchase agreement." It would have the practical effect of constituting a loan to the Trust, the proceeds of which would be used to meet cash requirements for redemption requests. During the period of any reverse repurchase agreement, the Trust would recognize fluctuations in value of the underlying securities to the same extent as if those securities were held by the Trust outright. If the Trust engages in reverse repurchase agreement transactions, it will maintain in a separate account designated securities which are liquid or mature prior to the scheduled repurchase and cash sufficient in aggregate value to provide adequate funds for completion of the repurchase. It is the Trust's current operating policy not to engage in reverse repurchase agreements for any purpose, if as a result reverse repurchase agreements in the aggregate would exceed five percent of the Trust's total assets.

6. Convertible securities. In addition to other equity securities, the GIT Fund may invest in "convertible securities." Securities convertible into common stocks and securities having equity characteristics are bonds that are convertible into a specific number of shares of the common stock of the issuer either at any time or usually at a specific future date at a determined price per share of common stock. Such bonds tend to participate in a substantial portion of the price appreciation of the underlying common stock while enjoying some protection against depreciation due to higher interest rates afforded most bonds and because of the anticipation of the bond's maturity. The GIT Fund anticipates that convertible securities will represent less than 25% of it's total assets. All convertible bonds must meet the same quality ratings required of corporate bonds, as described in the following paragraph. The risks involved in investment in convertible securities are similar to the risks of investment in the underlying common stocks.

7. Global Depository Shares and American Depository Receipts. The Trust may invest in Global Depository Shares ("GDSs") or American Depository Receipts ("ADRs"). These instruments are negotiable receipts for a given number of shares of securities in a foreign corporation. The foreign stock certificates remain in the custody of a foreign bank. GDSs are issued by foreign banks and traded in foreign markets while ADRs are issued by large commercial U.S. banks and traded in U.S. markets or on U.S. exchanges. The GDS or ADR represents the depository bank's guarantee that it holds the underlying securities. The Trust may invest in a GDS or ADR in lieu of trading in the underlying shares on a foreign market. GDS investments (which include such similarly denominated foreign securities as European Depository Receipts) have the same risks as other foreign securities. By comparison, ADRs are subject to a degree of U.S. regulation and are denominated in U.S. dollars.

Policy Review. If, in the judgment of a majority of the Trustees of the Trust, unanticipated future circumstances make inadvisable the continuation of the Trust's policy of seeking capital appreciation from investment principally in equity securities, or continuation of the more specific policies of each portfolio, then the Trustees may change any such policies without shareholder approval, subject to the limitations provided elsewhere in this Statement of Additional Information (see "Investment Limitations") and after giving 30 days' written notice to the Trust's affected shareholders.

Except for the fundamental investment limitations placed upon the Trust's activities, the Trustees reserve the right to review and change the other investment policies and techniques employed by the Trust, from time to time as they deem appropriate, in response to market conditions and other factors. Reference should be made to "Investment Limitations" for a description of those fundamental investment policies which may not be changed without shareholder approval. Such fundamental policies would permit the Trust, after notice to shareholders but without a shareholder vote, to adopt policies permitting a wide variety of investments, including money market instruments, all types of common and preferred equity securities, all types of long-term debt securities, convertible securities, and certain types of option contracts. In the event of such a policy change, a change in the Trust's name might be required. There can be no assurance that the Trust's present objectives will be achieved.


Investment Limitations

The Trust has adopted as fundamental policies the following limitations on its investment activities, which apply to each of its portfolios; these fundamental policies may not be changed without a majority vote of the Trust's shareholders as defined in the Investment Company Act of 1940 (see "Organization of the Trust").

1. Permissible Investments. Subject to the investment policies from time to time adopted by the Trustees, the Trust may purchase any type of securities under such terms as the Trust may determine; and any such securities may be acquired pursuant to repurchase agreements with financial institutions or securities dealers or may be purchased from any person, under terms and arrangements determined by the Trust, for future delivery. Any of these securities may have limited markets and may be purchased with restrictions on transfer; however, the Trust may not make any investment (including repurchase agreements) for which there is no readily available market and which may not be redeemed, terminated or otherwise converted into cash within seven days, unless after making the investment not more than 10% of the Special Growth, Select Growth or Equity Income Portfolios' net assets would be so invested and not more than 15% of the Worldwide Growth Portfolio's net assets would be so invested. Securities of foreign issuers not listed on a recognized domestic or foreign exchange are considered to be illiquid securities and fall within this percentage limitation unless, in BFA's reasonable judgment, such securities may be liquidated in the ordinary course of business in seven or fewer days.

2. Restricted Investments. Not more than five percent of the value of the total assets of a portfolio of the Trust may be invested in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits); nor may securities be purchased when as a result more than 10% of the voting securities of the issuer would be held by any portfolio of the Trust. Except to the extent a portfolio purchases obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, obligations which provide income exempt from federal income taxes, and obligations of domestic banks, their branches, and other domestic depository institutions, the Trust will limit its investments so that not more than 25% of the assets of each of its portfolios are invested in any one industry. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for performance of the obligations evidenced by the security and whose assets and revenues principally back the security. Any security that does not have a governmental jurisdiction or instrumentality ultimately responsible for its repayment may not be purchased by the Trust when the entity responsible for such repayment has been in operation for less than three years, if such purchase would result in more than five percent of the total assets of the respective portfolio of the Trust being invested in such securities.

The Trust may not purchase the securities of other investment companies, except for shares of unit investment trusts and, with respect to the Worldwide Growth Portfolio only, closed-end investment companies, holding securities of the type purchased by the Trust itself and then only if the value of such shares of any one investment company does not exceed 5% of the value of the total assets of the Trust's portfolio in which the shares are included and the aggregate value of all such shares does not exceed 10% of the value of such total assets, or except in connection with an investment company merger, consolidation, acquisition or reorganization. The Trust may not purchase any security for purposes of exercising management or control of the issuer, except in connection with a merger, consolidation, acquisition or reorganization of an investment company. The Trust may not purchase or retain the securities of any issuer if, to the knowledge of the Trust's management, the holdings of those of the Trust's officers, Trustees and officers of its Advisor who beneficially hold one-half percent or more of such securities, together exceed 5% of such outstanding securities.

3. Borrowing and Lending. It is a fundamental policy of the Trust that it may borrow (including engaging in reverse repurchase agreement transactions) in amounts not exceeding 25% of a portfolio's total assets for investment purposes. A portfolio of the Trust may not otherwise issue senior securities representing indebtedness and may not pledge, mortgage or hypothecate any assets to secure bank loans, except in amounts not exceeding 15% of its net assets taken at cost.

The Trust may loan its portfolio securities in an amount not in excess of one-third of the value of the portfolio's gross assets, provided collateral satisfactory to the Trust's Advisor is continuously maintained in amounts not less than the value of the securities loaned. The Trust may not lend money (except to governmental units), but is not precluded from entering into repurchase agreements or purchasing debt securities.

4. Other Activities. The Trust may not act as an underwriter (except for activities in connection with the acquisition or disposition of securities intended for or held by one of the Trust's portfolios), make short sales or maintain a short position (unless a Trust portfolio owns at least an equal amount of such securities, or securities convertible or exchangeable into such securities, and not more than 25% of the portfolio's net assets is held as collateral for such sales). Nor may the Trust purchase securities on margin (except for customary credit used in transaction clearance), invest in commodities, purchase interests in real estate, real estate limited partnerships, or invest in oil, gas or other mineral exploration or development programs or oil, gas or mineral leases. However, the Trust may purchase securities secured by real estate or interests therein and may use financial futures contracts, including contracts traded on a regulated commodity market or exchange, to purchase or sell securities which the Trust would be permitted to purchase or sell by other means and where the Trust intends to take or make the required delivery. The Trust may acquire put options in conjunction with a purchase of portfolio securities; it may also purchase put options and write call options covered by securities held in the respective portfolio (and purchase offsetting call options in closing purchase transactions), provided that the put option purchased or call option written at all times remains covered by portfolio securities, whether directly or by conversion or exchange rights; but it may not otherwise invest in or write puts and calls or combinations thereof.

Except as otherwise specifically provided, the foregoing percentage limitations need only be met when the investment is made or other relevant action is taken. As a matter of operating policy in order to comply with certain applicable State restrictions, but not as a fundamental policy, the Trust will not pledge, mortgage or hypothecate in excess of 10% of a portfolio's total assets taken at market value. Although permitted to do so by its fundamental policies, it is the Trust's current policy not to use financial futures contracts and not to acquire put options nor to invest in warrants (other than warrants acquired as a part of a unit or attached to other securities at the time of purchase) if such warrants (valued at the lower of cost or market) would then exceed five percent of a portfolio's net assets and any such warrants not listed on the New York or American Stock Exchange would exceed two percent of the portfolio's net assets.

Notwithstanding the Trust's fundamental policies, it does not presently intend to borrow (including engaging in reverse repurchase agreement transactions) for investment purposes nor to borrow (including engaging in reverse repurchase agreement transactions) for any purpose in amounts in excess of five percent of a portfolio's total assets. If the Trust were to borrow for the purpose of making additional investments, such borrowing and investment would constitute "leverage." Leverage would exaggerate the impact of increases or decreases in the value of a portfolio's total assets on its net asset value, and thus increase the risk of holding the portfolio's shares. Furthermore, if bank borrowings by the Trust for any purpose exceeded one-third of the value of a portfolio's total assets (net of liabilities other than the bank borrowings), then the Investment Company Act of 1940 would require the portfolio, within three business days, to liquidate assets and commensurately reduce bank borrowings until the borrowing level was again restored to such one-third level. Funds borrowed for leverage purposes would be subject to interest costs which might not be recovered by interest, dividends or appreciation from the respective securities purchases. The Trust might also be required to maintain minimum bank balances in connection with such borrowings or to pay line-of-credit commitment fees or other fees to continue such borrowings; either of these requirements would increase the cost of the borrowing.

In connection with the Trust's limitation on the industry concentration of its investments, domestic banks and their branches may include the domestic branches of foreign banks, to the extent such domestic branches are subject to the same regulations as United States banks; but they will not include the foreign branches of domestic banks, unless the obligations of such foreign branches are unconditionally guaranteed by the domestic parent.

If a portfolio of the Trust alters any of the foregoing current operating policies (relating to financial futures contracts, options, warrants or borrowing), it will notify shareholders of the policy revision at least 30 days prior to its implementation and describe the new investment techniques to be employed. In the implementation of its investment policies the Trust will not consider securities to be readily marketable unless they have readily available market quotations.


The Investment Advisor

Effective July 31, 1996, Bankers Finance Advisors, LLC, 1655 Fort Myer Drive, Arlington, Virginia 22209-3108, is the investment advisor to the Trust and is called the "Advisor" throughout this Statement of Additional Information and the Prospectus. The
Advisor is responsible for the investment management of the Trust and is authorized to execute the Trust's portfolio transactions, to select the methods and firms with which such transactions are executed, to oversee the Trust's operations, and otherwise to administer the affairs of the Trust as it deems advisable. In the execution of these responsibilities, the Advisor is subject to the investment policies and limitations of the Trust described in the Prospectus and this Statement of Additional Information, to the terms of the Declaration of Trust and the Trust's By-Laws, and to written directions given from time to time by the Trustees.

The Advisor is a division of Madison Investment Advisors, Inc. ("Madison"), 6411 Mineral Point Road, Madison, Wisconsin. Madison is a registered investment advisor and has numerous advisory clients of its own. Madison was founded in 1973 and has never been controlled or affiliated with any other business entity or person.

The investment advisory agreement between the Trust, on behalf of the portfolios, and BFA is subject to annual review and approval by the Trustees, including a majority of those Trustees who are not "interested persons," as defined in the Investment Company Act of 1940. The investment advisory agreement was approved by shareholders for an initial two year term at a special meeting of each portfolio's shareholders held in July 1996.

The investment advisory agreement may be terminated at any time, without penalty, by the Trustees or, with respect to any series or class of the Trust's shares, by the vote of a majority of the outstanding voting securities of that series or class (see "Organization of the Trust"), or by BFA, upon sixty days' written notice to the other party. The investment advisory agreement may not be assigned by BFA, and will automatically terminate upon any assignment.

Background of the Advisor. The Advisor was formed in 1996 by Madison for the purpose of providing investment management services to the GIT family of mutual funds, including the Trust.
The Advisor purchased the investment management assets of the former advisor to the Trust, Bankers Finance Investment
Management Corp. on July 31, 1996. For periods prior to July 31, 1996, references in this Statement of Additional Information and in the Prospectus to the "Advisor" refer to Bankers Finance Investment Management Corp. The Advisor also serves as the investment advisor to Government Investors Trust, GIT Income Trust and GIT Tax-Free
Trust.

Management.  Frank E. Burgess is President, Treasurer and
Director of Madison and Vice President of BFA.
Mr. Burgess owns a majority of the controlling interest of Madison, which, in turn, controls BFA. Mr. Burgess is also a Trustee and Vice President of the Trust. Mr. Burgess holds the same positions with Government Investors Trust, GIT Income Trust and
GIT Tax-Free Trust. Katherine L. Frank is President and Treasurer of BFA and Vice President of Madison. Ms. Frank holds the same positions with Government Investors Trust, GIT Income Trust and GIT Tax-Free Trust.

Advisory Fee and Expense Limitations. For its services under the investment advisory agreement, BFA receives a fee, payable monthly, calculated as 3/4 percent per annum of the average daily net assets of the Special Growth, Select Growth and Equity Income Portfolios during the month and as one percent per annum of the average daily net assets of the Worldwide Growth Portfolio during the month. Such fees do not decrease as net assets increase. The Advisor may waive or reduce such fees during any period; BFA may also reduce such fees on a permanent basis, without any requirement for consent by the Trust or its shareholders, under such terms as it may determine, by written notice thereof to the Trust.

The Advisor has agreed to reimburse the Trust for all of its expenses (including any management fees paid to BFA), but excluding securities transaction commissions and expenses, taxes, interest, share distribution expenses, and other extraordinary and non-recurring expenses, which during any fiscal year exceed the applicable expense limitation in any state or other jurisdiction in which the Trust, during the fiscal year, becomes subject to regulation by qualification or sale of its shares. As of the date of this Statement of Additional Information, the Trust believes this applicable annual expense limitation to be equivalent to two and one-half percent of each portfolio's aggregate daily average net assets up to $30 million; two percent of the amount of such net assets exceeding $30 million, but not exceeding $100 million; and one and one-half percent of the amount, if any, by which such net assets exceed $100 million.

In addition, BFA has agreed, in any event, to be responsible for the fees and expenses of the Trustees and officers of the Trust who are affiliated with BFA, the rent expenses of the Trust's principal executive office premises, and its various promotional expenses (including the distribution of Prospectuses to potential shareholders). Other than investment management and related expenses, and the foregoing items, the Advisor is not obligated to provide or pay for any other services to the Trust, although it has discretion to elect to do so.

The investment advisory agreement permits BFA to make payments out of its fee to other persons. During the fiscal year ended March 31, 1996, BFA received fees of $219,111 with respect to the Special Growth Portfolio; $44,041 with respect to the Select Growth Portfolio, and $29,875 with respect to the Equity Income Portfolio. During the fiscal year ended March 31, 1995, BFA received advisory fees of $264,829 with respect to the Special Growth Portfolio, $34,429 with respect to the Select Growth Portfolio, and $26,151 with respect to the Equity Income Portfolio. During the fiscal year ended March 31, 1994, BFA received advisory fees of $291,361 with respect to the Special Growth Portfolio, $40,173 with respect to the Select Growth Portfolio, and $27,570 with respect to the Equity Income Portfolio. During prior fiscal years
BFA has waived portions or all of its advisory fees with respect to each of the Trust's portfolios. During the fiscal year ended March 31, 1996, BFA received advisory fees of $14,252 with regard to the Worldwide Growth Portfolio. No advisory fees were paid with respect to the Worldwide Growth Portfolio for periods prior to the fiscal year ended March 31, 1996.

Organization of the Trust

The Trust's Declaration of Trust, dated November 18, 1982, has been filed with the Secretary of State of the Commonwealth of Massachusetts and the Clerk of the City of Boston, Massachusetts. The Prospectuses contain general information concerning the Trust's form of organization and its shares (see "The Trust and Its Shares"), including the series of shares currently authorized.

Series and Classes of Shares. The Trustees may authorize at any time the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations, methods of share distribution or other unforeseen circumstances) with such preferences, privileges, limitations, and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (but classes may represent proportionate undivided interests in a series), and would be subject to the liabilities related thereto. The Investment Company Act of 1940 would require the Trust to submit for the approval of the shareholders of any such additional series or class any adoption of an investment advisory contract or any changes in the Trust's fundamental investment policies related to the series or class.

The Trustees may divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate interests in the series. Any assets, income and expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such a manner as they deem fair and equitable. Upon any liquidation of the Trust or of a series of its shares, the shareholders are entitled to share pro-rata in the liquidation proceeds available for distribution. Shareholders of each series have an interest only in the assets allocated to that series.

Voting Rights. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. As of March 20, 1997, the shareholder which held five percent or more of the Equity Income Portfolio was Wenonah Development Company,
1019 Park Street, Peekskill, NY 10566 (6%).

Shareholder votes relating to the election of Trustees, approval of the Trust's selection of independent public accountants and any contract with a principal underwriter, as well as any other matter in which the interests of all shareholders are substantially identical, will be voted upon without regard to series or classes of shares. Matters that do not affect any interest of a series or class of shares will not be voted upon by the unaffected shareholders. Certain other matters in which the interests of more than one series or class of shares are affected, but where such interests are not substantially identical, will be voted upon separately by each series or class affected and will require a majority vote of each such series or class to be approved by it. When a matter is voted upon separately by more than one series or class of shares, it may be approved with respect to a series or class even if it fails to receive a majority vote of any other series or class or fails to receive a majority vote of all shares entitled to vote on the matter.

Because there is no requirement for annual elections of Trustees, the Trust does not anticipate having regular annual shareholder meetings after the initial meeting; shareholder meetings will be called as necessary to consider questions requiring votes by the shareholders. The selection of the Trust's independent auditors will be submitted to a vote of ratification at any annual meetings held by the Trust. Any change in the Declaration of Trust, in the Investment Advisory Agreement (except for reductions of BFA's fee) or in the fundamental investment policies of the Trust must be approved by a majority of the affected shareholders before it can become effective. For this purpose, a "majority" of the shares of the Trust means either the vote, at an annual or special meeting of the shareholders, of 67 percent or more of the shares present at such meeting if the holders of more than 50 percent of the outstanding shares of the Trust are present or represented by proxy or the vote of 50 percent of the outstanding shares of the Trust, whichever is less. Voting groups will be comprised of separate series and classes of shares or of all of the Trust's shares, as appropriate to the matter being voted upon.

The Declaration of Trust provides that two-thirds of the holders of record of the Trust's shares may remove a Trustee from office either by declarations in writing filed with the Trust's Custodian or by votes cast in person or by proxy at a meeting called for the purpose. The Trustees are required to promptly call a meeting of shareholders for the purpose of voting on removal of a Trustee if requested to do so in writing by the record holders of at least 10% of the Trust's outstanding shares. Ten or more persons who have been shareholders for at least six months and who hold shares with a total value of at least $25,000 (or 1% of the Trust's net assets, if less) may require the Trustees to assist a shareholder solicitation to call such a meeting by providing either a shareholder mailing list or an estimate of the number of shareholders and approximate cost of the shareholder mailing, in which latter case, unless the Securities and Exchange Commission determines otherwise, the shareholders desiring the solicitation may require the Trustees to undertake the mailing if those shareholders provide the materials to be mailed and assume the cost of the mailing.

Shareholder Liability. Under Massachusetts law, the share-holders of an entity such as the Trust may, under certain circumstances, be held personally liable for its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument, entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereof. Thus the risk of a shareholder incurring financial loss on account of status as a shareholder is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Liability of Trustees and Others. The Declaration of Trust provides that the officers and Trustees of the Trust will not be liable for any neglect, wrongdoing, errors of judgment, or mistakes of fact or law, except that they shall not be protected from liability arising out of willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties to the Trust. Similar protection is provided to BFA under the terms of the investment advisory agreement and the services agreement. In addition, protection from personal liability for the obligations of the Trust itself, similar to that provided to shareholders, is provided to all Trustees, officers, employees and agents of the Trust.


Trustees and Officers

As of July 31, 1996, the Trustees and executive officers of the Trust and their principal occupations during the past five years are shown below:

Frank E. Burgess <F1>
6411 Mineral Point Road, Madison, WI  53705
Trustee and Vice President

President and Director of Madison Investment
Advisors, Inc., the entity which controls BFA. Prior to forming Madison in 1973, he was Assistant Vice President and Trust Officer of M&I Bank of Madison, Wisconsin. Mr. Burgess received his BS from Iowa State University and his law degree from the University of Wisconsin. He is a member of the State Bar of Wisconsin. b. 8/4/42.


Thomas S. Kleppe***
7100 Darby Road, Bethesda, MD 20817
Trustee

Private Investor; formerly Visiting Professor at the University of Wyoming, Secretary of the U.S. Department of the Interior, Administrator of the U.S. Small Business Administration, U.S. Congressman from North Dakota, Vice President and Director of Dain, Kalman & Quail, investment bankers, and President of Gold Seal Co., manufacturers of household cleaning products. Attended Valley City State College of North Dakota. b. 7/1/19.


James R. Imhoff, Jr.***
429 Gammon Place, Madison, WI  53719
Trustee

Chairman and CEO of First Weber Group, Inc. of Madison, WI, a residential real estate company; Chairman of the Wisconsin Real Estate Board of the Department of Regulation and Licensing; Director to the University of Wisconsin School of Business, Center for Urban Land Economics Research; Director of the Park Bank, Wisconsin; formerly President of the Wisconsin Realtors Association and the Greater Madison Board of Realtors and Director of the National Association of Realtors. An alumnus of the Marquette University School of Business. b. 5/20/44.

Lorence D. Wheeler***
P.O. Box 431, Madison, WI  53701
Trustee

President of Credit Union Benefits Services, Inc., a provider of retirement plans and related services for credit union employees nationwide. Previously a shareholder of the law firm of Bell, Metzner & Gierart, SC. Mr. Wheeler received his law degree from the University of Wisconsin.
b. 1/31/38.

Katherine L. Frank
6411 Mineral Point Road, Madison, WI  53705
President

President of GIT Investment Funds, Vice President of Madison Investment Advisors, Inc. A graduate of Macalester College, St. Paul, Minnesota.

Julia M. Nelson
1655 Fort Myer Drive, Arlington, VA 22209-3108
Vice President

Vice President of GIT Investment Funds.

Jay R. Sekelsky
6411 Mineral Point Road, Madison, WI  53705
Vice President

Vice President of GIT Investment Funds and of
Madison Investment Advisors, Inc. Formerly Vice President of Wellington Management Group of Boston, MA.
Mr. Sekelsky holds a BBA in Accounting and an MBA in Finance from the University of Wisconsin.

Christopher C. Berberet
6411 Mineral Point Road, Madison, WI  53705
Vice President

Vice President of GIT Investment Funds and of
Madison Investment Advisors, Inc.  Formerly the
Director of Fixed Income Management for the
ELCA Board of Pensions, Minneapolis, MN. A graduate of the University of Wisconsin.

W. Richard Mason
1655 Ft. Myer Drive, Arlington, VA  22209
Secretary

Secretary of GIT Investment Funds, GIT Investment
Services, Inc., Presidential Savings Bank, FSB and
Presidential Service Corporation.  Formerly Assistant
General Counsel for the Investment Company
Institute. Mr. Mason holds a BS in Foreign Service from Georgetown University and received his law degree from The George Washington University. He is a member of the District of Columbia and Texas bars.

[FN]
<F1>
Trustee deemed to be an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940. Only those persons named in the table of Trustees and officers who are not interested persons of the Trust are eligible to be compensated by the Trust. The compensation of each non-interested Trustee who may be compensated by the Trust has been fixed at $4,000 per year, to be pro-rated according to the number of regularly scheduled meetings each year. Four Trustees' meetings are currently scheduled to take place each year. In addition to such compensation, those Trustees who may be compensated by the Trust shall be reimbursed for any out-of-pocket expenses incurred by them in connection with the affairs of the Trust. Mr. Kleppe will receive annual compensation from the Trust and from the other investment companies managed by BFA or Madison (see "the Investment Advisor") totaling
$15,000. Mr. Imhoff and Mr. Wheeler will receive annual compensation from the Trust and from other investment companies managed by BFA or Madison totaling $18,000.

During the last fiscal year of the Trust, the Trustees were compensated as follows:

                                                     Total
                              Pension or             Compensation
                              Retirement             from
                   Aggregate  Benefits   Estimated   Portfolios
                   Compensa-  Accrued as Annual      and Fund
                   tion       part of    Benefits    Complex
                   from       Portfolios Upon        Paid to
                   Portfolios Expense    Retirement  Trustees(a)
Frank E. Burgess           0          0         0              0
Thomas S. Kleppe       1,000          0         0         15,000
James R. Imhoff, Jr.(b)1,000          0         0         14,250
Lorence D. Wheeler(b)  1,000          0         0         14,250


(a) As of the effective date of this Statement of Additional
Information, the complex was comprised of 4 trusts and three corporations with a total of 16 funds and/or series.
(b)  Messrs. Imhoff and Wheeler joined the Board of Trustees on
July 31, 1996.

***
Member of the Audit Committee of the Trust. The Audit Committee is responsible for reviewing the results of each audit of the Trust by its independent auditors and for recommending the selection of independent auditors for the coming year.


Under the Declaration of Trust, the Trustees are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as Trustees of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

As of March 20, 1997 the Trustees and officers directly or indirectly owned less than one percent of the outstanding shares in the Equity Income Portfolio.

Administrative and Other Expenses

Except for certain expenses assumed by BFA (see "The
Investment Advisor"), the Trust is responsible for payment from its assets of all of its expenses. These expenses can include any of the business or other expenses of organizing, maintaining and operating the Trust. Certain expense items which may represent significant costs to the Trust include the payment of the Advisor's fee; the expense of shareholder accounting, customer services, and calculation of net asset value; the fees of the Custodian, of the Trust's independent accountants, and of legal counsel to the Trust; the expense of registering the Trust and its shares, of printing and distributing prospectuses and periodic financial reports to current shareholders, and of trade association membership; and the expense of preparing shareholder reports, proxy materials and of holding shareholder meetings of the Trust. The Trust is also responsible for any extraordinary or non-recurring expenses it may incur.

Services Agreement. The Trust does not have any officers or employees who are paid directly by the Trust. The Trust has entered into a services agreement with BFA for the provision of operational and other services required by the Trust. Such services may include the functions of shareholder servicing agent and transfer agent, bookkeeping and portfolio accounting services, the handling of telephone inquiries, cash withdrawals and other customer service functions including monitoring wire transfers, and providing to the Trust appropriate supplies, equipment and ancillary services necessary to the conduct of its affairs. The Trust is registered with the Securities and Exchange Commission as the transfer agent for its shares and acts as its own dividend-paying agent; while transfer agent personnel and facilities are included among those provided to the Trust under the services agreement, the Trust itself is solely responsible for its transfer agent and dividend payment functions and for the supervision of those functions by its officers.

All such services provided to the Trust by BFA are rendered at a flat fee reviewed and approved annually by the Trustees. Such fee is expected to approximate the cost of providing such services. The term "cost" includes both direct expenditures and the related overhead costs, such as depreciation, employee supervision, rent and the like; reimbursements to BFA pursuant to the Services Agreement are in addition to and independent of payments made pursuant to the Investment Advisory Agreement. The Advisor provides such services to GIT Income Trust, GIT Tax-Free Trust and
Government Investors Trust.

Distribution Agreement. GIT Investment Services, Inc. acts as the Trust's distributor pursuant to a distribution agreement, dated January 11, 1983, without compensation under such agreement. This agreement has an initial term of two years and may thereafter continue in effect only if approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment Company Act of 1940; the agreement provides for distribution of the Trust's shares without a sales charge to the investor. The distributor may act as the Trust's agent for any sales of its shares, but the Trust may also sell its shares directly to any person. The distributor makes the Trust's shares continuously available to the general public in those states where it has qualified to do so, but has assumed no obligation to purchase any of the Trust's shares. The distributor is wholly owned by A. Bruce Cleveland, its President.

Portfolio Transactions

Decisions as to the purchase and sale of securities for the Trust, and decisions as to the execution of these transactions, including selection of market, broker or dealer and the negotiation of commissions are, where applicable, to be made by BFA, subject to review by the officers and Trustees of the Trust.

In general, in the purchase and sale of portfolio securities the Trust will seek to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining the best price and execution, BFA may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with BFA, and any statistical, research or other services provided by the dealer to BFA, including payment for the use by the Advisor of electronic research services. Research and statistical information regarding securities may be used by BFA for the benefit of all members of the GIT family of mutual funds. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Trust as determined in good faith by BFA.

Brokers or dealers who execute portfolio transactions for the Trust may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers. During its three most recent fiscal years the Trust paid aggregate brokerage commissions as follows:
$156,680 for the fiscal year ending March 31, 1996; $126,777 for the fiscal year ending March 31, 1995; and $118,479 for the fiscal year ending March 31, 1994.

The Trust reserves the right to purchase portfolio securities through an affiliated broker, when deemed in the Trust's best interests by BFA, provided that: (1) the transaction is in the ordinary course of the broker's business; (2) the transaction does not involve a purchase from another broker or dealer; (3) compensation to the broker in connection with the transaction is not in excess of one percent of the cost of the securities purchased; and (4) the terms to the Trust for purchasing the securities, including the cost of any commissions, are not less favorable to the Trust than terms concurrently available from other sources. Any compensation paid in connection with such a purchase will be in addition to fees payable to the Advisor under the investment advisory agreement. The Trust does not anticipate that any such purchases through affiliates will represent a significant portion of its total activity; no such transactions took place during the Trust's most recent fiscal year.

The Trust does not expect to engage in a significant amount of short-term trading, but securities may be purchased and sold in anticipation of market fluctuations, as well as for other reasons. The Trust anticipates that annual portfolio turnover for each of its portfolios generally will not exceed 100%, but the actual turnover rate will not be a limiting factor if the Trust deems it desirable to conduct purchases and sales of portfolio securities. Reference should be made to the Prospectuses for actual rates of portfolio turnover (see "Financial Highlights").


Share Purchases

The Prospectuses describe the basic procedures for investing in the Trust (see "How to Purchase and Redeem Shares"). The following information concerning other investment procedures is presented to supplement the information contained in the Prospectuses.

Shareholder Service Policies. The Trust's policies concerning shareholder services are subject to change from time to time. The Trust reserves the right to change its minimum initial investment requirement, or the minimum account size below which an account is subject to a monthly service charge, or involuntary closing by the Trust. The Trust may also institute a minimum amount for subsequent investments, if it so chooses, by 30 days' written notice to its shareholders. The Trust further reserves the right, after 30 days' written notification to shareholders, to impose special service charges for services provided to individual shareholders that are not regularly afforded to shareholders generally; such service charges may include special custodian bank processing charges such as fees for stop payment orders and returned checks. The Trust's standard service charges are also subject to adjustment from time to time.

Subaccounting Services. The Trust offers subaccounting services to institutions. The Trustees reserve the right to determine from time to time such guidelines as they deem appropriate to govern the level of subaccounting service that can be provided to individual institutions in differing circumstances. Normally, the Trust's minimum initial investment to open an account will not apply to subaccounts; however, the Trust reserves the right to impose the same minimum initial investment requirement that would apply to regular accounts, if it deems that the cost of carrying a particular subaccount or group of subaccounts is otherwise likely to be excessive. The Trust may provide and charge for sub-accounting services which it determines exceed those services which can be provided without charge; the availability and cost of such additional services will be determined in each case by negotiation between the Trust and the parties requesting the additional services. The Trust is not presently aware of any such services for which a charge will be imposed.

Crediting of Investments. All items submitted to the Trust for investment are accepted only when submitted in proper form and will receive the net asset value next determined.

An order to purchase shares which is received by the Trust from a securities broker will be considered received in proper form for the net asset value per share determined as of the close of the New York Stock Exchange on the day of the order, provided the broker received the order from its customer prior to that time and transmitted it to the Trust prior to the next determination of net asset value. Those who invest in the Trust through a broker may be charged a commission for the handling of the transaction, if the broker so elects; however, any investor is free to deal directly with the Trust in any transaction.

The Trust reserves the right to reject any investment in the Trust for any reason and may at any time suspend all new investment in the Trust. The Trust may also, in its discretion or at the instance of BFA, decline to give recognition as an investment to funds wired for credit to any account, until such funds are actually received by the Trust. Under present federal regulatory guidelines, BFA may be responsible for any losses resulting from changes in the Trust's net asset values which are incurred by the Trust as a result of failure to receive funds from an investor to whom recognition for investment was given in advance of receipt of payment.

If shares are purchased to be paid for by wire and the wire is not received by the Trust or if shares are purchased by a check which, after deposit, is returned unpaid or proves uncollectible, then the share purchase may be canceled immediately. The investor that gave notice of the intended wire or submitted the check will be held fully responsible for any losses so incurred by the Trust, BFA or the distributor. As a condition of the Trust's public offering, (which the investor will be deemed to have agreed by submitting an order for the purchase of the Trust's shares) the distributor shall have the investor's power of attorney coupled with an interest, authorizing the distributor to redeem sufficient shares from any fund of the investor for which it acts as a principal underwriter or distributor, or to liquidate sufficient other assets held in any brokerage account of the investor with the distributor, and to apply the proceeds thereof to the payment of all amounts due to the Trust from the investor arising from any such losses. Any such redemptions or liquidations will be limited to the amount of the actual loss incurred by the Trust at the time the share purchase is canceled and will be preceded by notice to the investor and an opportunity for the investor to make restitution of the amount of the loss. The Trust will retain any profits resulting from such cancellations or redemptions and, if the purchase payment was by a check actually received, will absorb any such losses unless they prove recoverable.

Share Redemptions

The value of shares redeemed to meet all withdrawal requests will be determined according to the share net asset value next calculated after the request has been received in proper form. (See "Determination of Net Asset Value.") Thus, any such request received in proper form prior to the close of the New York Stock Exchange (normally 4 p.m. Washington, DC time) on a business day will reflect the net asset value calculated at that time; later withdrawal requests will be processed to reflect the share net asset value figure calculated on the next day the calculation is made. The Trust calculates net asset values each day the New York Stock Exchange is open for trading.

Net asset value determinations will apply as of the day the redemption order is submitted in proper form. A withdrawal request may not be deemed to be in proper form unless a signed account application has been submitted to the Trust by the investor or such an application is submitted with the withdrawal request. Investors should be aware that it is possible, should the share net asset value of the respective portfolio fall as a result of normal market value changes, that amounts available for withdrawal from an account could be less than the amount of the original investment. All withdrawals from the Trust will be effected by the redemption of the appropriate number of whole and fractional shares having a net asset value equal to the amount withdrawn.

The Trust will use its best efforts in normal circumstances to handle withdrawals within the times previously given. However, it may for any reason it deems sufficient suspend the right of redemption or postpone payment for any shares in the Trust for any period up to seven days. The Trust's sole responsibility with regard to withdrawals shall be to process, within the aforementioned time period, redemption requests in proper form. Neither the Trust, its affiliates, nor the Custodian can accept responsibility for any act or event which has the effect of delaying or preventing timely transfers of payment to or from shareholders. By law, payment for shares in the Trust may be suspended or delayed for more than seven days only during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; when trading on such Exchange is restricted, as determined by the Securities and Exchange Commission; or during any period when the Securities and Exchange Commission has by order permitted such suspension.

Unless the shareholder's current address is on file with the Trust on the original account application or by means of subsequent written notice signed by the authorized signers for the account, then the Trust may require signed written instructions to process withdrawals and account closings. In response to verbal requests, however, withdrawal proceeds will normally be mailed to the investor at the address shown on the Trust's records, provided an original signed application has been received. When an account is closed, the Trust reserves the right to make payment by check of any final dividends declared to the date of the redemption to close the account, but not yet paid, on the same day such dividends are paid to other shareholders, rather than at the time the account is closed. Payments of redemption proceeds may normally be wired in response to verbal requests by any party in accordance with preauthorized written wire instructions.

Funds exchanged between investor accounts will earn dividends from the account being credited beginning with the day the exchange is made. Same day exchanges can only be made in circumstances that would permit same-day wire withdrawals from the account being debited. All exchanges will be effected at the net asset value per share of the respective accounts next determined after the exchange request is received in proper form. If an exchange is to be made between investor accounts that are not held in the same name and tax identification number or do not have the same mailing address or signatories, then the Trust may require any transfer between them to be made by making a withdrawal from one account and a corresponding investment in the other using the same procedures that would apply to any other withdrawal or investment.

The Trust reserves the right, when it deems such action necessary to protect the interests of its shareholders, to refuse to honor withdrawal requests made by individuals purporting to act with the authority of another person or on behalf of a corporation or other legal entity or whose identity has not been established to the Trust's satisfaction. Each such individual must provide a corporate resolution or other appropriate evidence of his authority or identity satisfactory to the Trust. The Trust reserves the right to refuse any third party redemptions.

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of the Trust; except, however, that the Trust has elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of one percent of the aggregate net assets of the Trust or $250,000. Any property of the Trust distributed to shareholders will be valued at its net asset value. In disposing of any such property received from the Trust, an investor might incur commission costs or other transaction costs; there is no assurance that an investor attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, the Trust intends to pay for all share redemptions in cash.

Retirement Plans

General information on retirement plans offered by the Trust is provided in the Prospectus/Proxy Statement (see "How to Purchase and Redeem Shares" in the "Additional Information" section). Additional information concerning these retirement plans is provided below.

IRAs. The minimum initial contribution for an IRA plan with the Trust is $500. Spousal IRAs are accepted by creating two accounts, one for each spouse. For IRAs opened in connection with a payroll deduction or SEP plan, the Trust may waive the initial investment minimum on a case-by-case basis.

The Trust's annual account maintenance fee is deducted from the account at the end of each year or at the time of the account's closing unless prepaid by the shareholder.

Other Retirement Plans or Retirement Plan Accounts. The Trust does not intend to impose any monthly minimum balance charge with respect to retirement plan accounts. The Trust offers prototype Keogh, SEP IRA, SIMPLE, 401(k) and 403(b) retirement plans. The Trust may waive the initial investment minimum for prototype or other retirement plan accounts on a case by case basis.


Declaration of Dividends

Substantially all of the Trust's accumulated net investment income will be declared as dividends and distributed to the shareholders of the Worldwide Growth, Special Growth and Select
Growth Portfolios twice a year, once during the last two months of the calendar year and once at the end of the Trust's fiscal year, if different. The Trust intends to declare and pay regular Equity Income Portfolio dividends quarterly. The amount of the Trust's net investment income will reflect the Trust's dividend income, any premiums earned for writing call options, any interest income
(plus any discount earned less premium amortized), less expenses accrued with respect to each portfolio for the period. All items of income and expense which apply solely to one of the Trust's portfolios will be wholly allocated to that portfolio; such items which are not clearly applicable to one portfolio will be allocated between portfolios pro-rata on the basis of their relative net assets or upon such other basis as the Trustees determine is equitable.

Net capital gains, if any, for the period from the Trust's fiscal year end to October 31 will be declared as a capital gains dividend on or before December 31; net capital gains determined for the period from November 1 through the end of the Trust's March 31 fiscal year will be declared no later than sixty days following the end of the fiscal year.

Any declaration of dividends with respect to a portfolio is dependent upon the level of income and capital gains earned by the portfolio during the fiscal year. No historical rate of dividend payments will be indicative of future dividends.

Notice of dividends will be mailed to each shareholder when the dividends are paid; for tax purposes each shareholder will also receive an annual summary of dividends paid by the Trust and the extent to which they constitute capital gains dividends (see "Additional Tax Matters").


Determination of Net Asset Value

The net asset value of each portfolio of the Trust, and of the respective shares, is calculated once each day the New York Stock
Exchange is open for trading. The net asset value of the Trust is not calculated on New Year's Day, the observance of Washington's
Birthday (President's Day), Good Friday, the observance of Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and on other days the New York Stock Exchange is closed for trading.
The net asset value calculation is made as of the close of the New York Stock Exchange, as described in the Prospectus.

Net asset value per share of each portfolio is determined by adding the value of all its securities and other assets, subtracting its liabilities and dividing the result by the total number of outstanding shares that represent an interest in the portfolio. These calculations are performed by the Trust and for its account, pursuant to the Services Agreement (see "Administrative and Other Expenses"). The Trust does not charge a "sales load," and accordingly its shares are both offered and redeemed at net asset value.

Securities traded on a securities exchange are valued at their closing sales price on the principal market on which such securities are traded, if available, and if not available, such securities are valued at the mean between the bid and ask prices. Other securities for which current market quotations are readily available are valued at the mean between their bid and ask prices; securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Trustees. The Trustees may authorize reliance upon an independent pricing service for the determination of securities values. An independent pricing service may price securities with reference to market transactions in comparable securities and to historical relationships among the prices of comparable securities; such prices may also reflect an allowance for the impact upon prices of the larger transactions typical of trading by institutions. The Trust's shares will be priced by rounding their value to the nearest one-tenth of one cent.

Valuation of Covered Call Options. When call options are written, the premium received is reflected on the Trust's books as a cash asset offset by a deferred credit liability, so the premium has no impact on net asset value at that time. The deferred credit amount is then marked to the market value of the outstanding option contract daily. If the option contract is exercised, the Trust reflects a sale of the appropriate securities (which may be either the underlying portfolio securities or corresponding securities purchased in the open market to deliver against the option contract) at a price equal to the option strike price plus the option premium received, and the deferred credit liability is then extinguished. If the option expires without being exercised (or if it is offset by a closing purchase transaction), then the Trust recognizes the deferred credit as a gain (reduced by the cost of any closing purchase transaction).


Additional Tax Matters

Shareholders are urged to consult their tax advisors regarding the application of foreign, federal, state and local taxes to an investment in the Trust. The following is a general and abbreviated summary of the applicable statutes and regulations currently in effect. These rules are subject to legislative and administrative change which may be prospective or retroactive.

To qualify as a "regulated investment company" and avoid Trust-level federal income tax under the Internal Revenue Code
(the "Code"), each Trust portfolio must, among other things, in each taxable year distribute 100% of its net income and net capital gains in the fiscal year in which it is earned. The Code also requires the distribution of at least 98% of undistributed net income for the calendar year and capital gains determined as of October 31 each year before the calendar year end. Taxable income not distributed as required is subject to a 4% excise tax. The Trust intends to distribute all taxable income to the extent it is realized and avoid imposition of the excise tax.

Each Trust portfolio must derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of securities, and certain other types of income, and derive less than 30% of its gross income from the sale or disposition of securities held for less than three months. Should it fail to qualify as a "regulated investment company" under the Code, the portfolio would be taxed as a corporation with no allowable deduction for the distribution of dividends.

Shareholders of the portfolio, however, will be subject to federal income tax on any ordinary net income and net capital gains realized by the portfolio and distributed to shareholders as regular or capital gains dividends, whether distributed in cash or in the form of additional shares. Generally, dividends declared by a portfolio during October, November or December of any calendar year and paid to shareholders prior to February 1 of the following year will be treated for tax purposes as received in the year the dividend was declared. Since normally at least 65% of each portfolio's assets will be invested in equity securities, some of which may pay eligible dividends, a substantial portion of the regular dividends paid by the portfolio is expected to be eligible for the dividends received deduction for corporate shareholders (70% of dividends received).

Foreign securities held by a portfolio may be subject to withholding or taxation by foreign governments on their interest or dividends. Such withholding or taxation may be reduced or eliminated by tax conventions between certain countries and the U.S. However, as long as more than 50% of the value of any portfolio's assets at the close of a taxable year consists of securities of foreign corporations, the Trust may elect to treat its shareholders as having paid the foreign tax directly, and not deduct the taxes itself. If such an election is made, these shareholders will be required to include their proportionate share of such withholding or taxes in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. The Trust will annually report to shareholders the amount per share of foreign withholding or taxes paid by their portfolio, if applicable. The Trust cannot assure shareholders that they will be eligible for the foreign tax credit.

The Advisor does not anticipate that any portfolio will invest in securities issued by a passive foreign investment company ("PFIC"). For federal income tax purposes, a PFIC is any foreign corporation where 75% or more of its gross income for the taxable year is passive income (foreign personal holding company income as defined in Section 954(c) of the Code), or the average percentage of its assets (by value) held by the corporation which produce passive income or which are held for the production of passive income is at least 50%. Foreign securities held by any portfolio nevertheless may be determined to be issued by a PFIC. In the event of such classification, the portfolio holding PFIC securities may be subject to a liability for interest on taxes deferred as a result of the PFIC's failure to distribute dividends. This liability could reduce the portfolio's net asset value and total performance. In the event any portfolio is determined to hold PFIC securities, BFA may make any reasonable election permitted by Treasury regulations regarding PFIC securities.

Shareholders who fail to comply with the interest and dividends "backup" withholding provisions of the Code (by filing Form W-9 or its equivalent, when required) or who have been determined by the Internal Revenue Service to have failed to properly report dividend or interest income, may be subject to a 31% withholding requirement on transactions with the Trust.

For tax purposes, the Trust will send shareholders an annual notice of dividends paid during the prior year. Investors are advised to retain all statements received from the Trust to maintain accurate records of their investment. Shareholders of each portfolio of the Trust will be subject to federal income tax on the net capital gains, if any, realized by each portfolio and distributed to shareholders as capital gains dividends. Shareholders should carefully consider the tax implications of buying the Trust's shares just prior to declaration of a regular or capital gains dividend. Prior to the declaration, the value of the distribution will be reflected in net asset value per share and thus will be paid for by the shareholder when the shares are purchased; when the dividend is declared the amount to be distributed will be deducted from net asset value, lowering the value of the shareholder's investment by the same amount, but the shareholder nevertheless will be taxed on the amount of the dividend without any offsetting deduction for the drop in share value until the shares are ultimately redeemed. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividend received.

The Trust reserves the right to involuntarily redeem any of its shares if, in its judgment, ownership of the Trust's shares has or may become so concentrated as to make the Trust a personal holding company under the code.

State and Local Taxes. Dividends paid by the Trust are generally expected to be subject to any state or local taxes on income. Shareholders should consult their tax advisors about the status of distributions from the Trust in their own tax jurisdictions.


Total Return Calculations

In order to provide a basis for comparisons of the Trust's portfolios with similar funds, with comparable market indices, and with investments such as savings accounts, savings certificates, taxable and tax-free bonds, common stocks, money market funds and money market instruments, the Trust calculates total return for each of its portfolios.

Total Return. Average annual total return is calculated by finding the compounded annual rate of return over a given period that would be required to equate an assumed initial investment in the portfolio to the ending redeemable value the investment would have had at the end of the period, raking into account the effect of the changes in the portfolio's share price during the period and any recurring fees charged to shareholder accounts, and assuming the reinvestment of all dividends and other distributions at the applicable share price when they were paid. Non-annualized aggregate total returns may also be calculated by computing the simple percentage change in value that equates an assumed initial investment in the portfolio with its redeemable value at the end of a given period, determined in the same manner as for average annual total return calculations.

Representative Total Return Quotations. For the year ended March 31, 1997, the average annualized total return of the Equity Income Portfolio was 13.88% For the calendar quarter ending March 31, 1997 the non-annualized aggregate total return of the Equity Income Portfolio was 2.15%.

The 10-year average annualized total return through March 31, 1997, and the 5-year average annualized total return of the Equity Income Portfolio through such date was 9.34% and 12.09%, respectively.

Performance Comparisons. From time to time, in advertisements or in reports to shareholders and others, the Trust may compare the performance of its portfolios to that of recognized market indices or may cite the ranking or performance of its portfolios as reported in recognized national periodicals, financial newsletters, reference publications, radio and television news broadcasts, or by independent performance measurement firms.

The Trust may also compare the performance of its portfolios to that of other funds managed by the same Advisor. It may compare its performance to that of other types of investments, substantiated by representative indices and statistics for those investments.

Market indices which may be used include those compiled by major securities firms, such as Salomon Brothers, Shearson Lehman Hutton, the First Boston Corporation, and Merrill Lynch; other indices compiled by securities rating or valuation services, such as Ryan Financial Corporation and Standard and Poor's Corporation may also be used. Periodicals which report market averages and indices, performance information, and/or rankings may include:
The Wall Street Journal, Investors Daily, The New York Times, The Washington Post, Barron's, Financial World Magazine, Forbes Magazine, Money Magazine, Kiplinger's Personal Finance, and the Bank Rate Monitor. Independent performance measurement firms include Lipper Analytical Services, Inc., Frank Russell Company, SCI and CDA Investment Technologies.

In addition, a variety of newsletters and reference publications provide information on the performance of mutual funds, such as the Donoghue's Money Fund Report, No-Load Fund Investor, Wiesenberger Investment Companies Service, the Mutual Fund Source Book, the Mutual Fund Directory, the Switch Fund Advisory, Mutual Fund Investing, the Mutual Fund Observer, Morningstar, and the Bond Fund Survey. Financial news is broadcast by the Financial News Network, Cable News Network, Public Broadcasting System, and the major television networks as well as by numerous independent radio and television stations.

The Trust may also disclose the contents of each of its portfolios as frequently as daily in advertisements and elsewhere.

It should be noted that the investment results of the Trust's portfolios will tend to fluctuate over time, so historical total returns should not be considered representations of what an investment may earn in any future period. Actual distributions to shareholders will tend to reflect changes in portfolio income, and will also depend upon the level of the Trust's expenses, realized or unrealized investment gains and losses, and the relative results of the Trust's investment policies. Thus, at any point in time future total returns may be either higher or lower than past results, and there is no assurance that any historical performance record will continue.


Custodians and Special Custodians

StarBank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust's cash and securities, handles its securities settlements and performs transaction processing for cash receipts and disbursements in connection with the purchase and sale of the Trust's shares.

The Trust may appoint as Special Custodians, from time to time, certain banks, trust companies, and firms which are members of the New York Stock Exchange and trade for their own account in the types of securities purchased by the Trust. Such Special Custodians will be used by the Trust only for the purpose of providing custody and safekeeping services of relatively short duration for designated types of securities which, in the opinion of the Trustees or of BFA would most suitably be held by such Special Custodians rather than by the Custodian. In the event any such Special Custodian is used, it shall serve the Trust only in accordance with a written agreement with the Trust meeting the requirements of the Securities and Exchange Commission for custodians and approved and reviewed at least annually by the Trustees, and, if a securities dealer, only if it delivers to the Custodian its receipt for the safekeeping of each lot of securities involved prior to payment by the Trust for such securities.

The Trust has approved the appointment by the Custodian of certain eligible foreign custodians to serve as Special Custodians to hold foreign securities as necessary. These eligible custodians have entered into a written agreement with the Custodian for this purpose. The written agreement and the eligible foreign custodians are approved annually by the Trustees.

The Trust may also maintain deposit accounts for the handling of cash balances of relatively short duration with various banks, as the Trustees or officers of the Trust deem appropriate, to the extent permitted by the Investment Company Act of 1940.


Legal Matters and Independent Auditors

Sullivan & Worcester LLP, 1025 Connecticut Avenue, NW,
Washington, DC, 20036, acts as legal counsel to the Trust.

Ernst & Young LLP, 1225 Connecticut Avenue, NW, Washington,
DC 20036 serves as independent auditors to the Trust.

From time to time the Trust may be or become involved in litigation in the ordinary conduct of its business. Material items of litigation having consequences of possible or unspecified damages, if any, are disclosed in the notes to the Trust's financial statements (see "Financial Statements and Report of Independent Auditors)."


Additional Information

The Trust issues semi-annual and annual reports to its shareholders and may issue other reports, such as quarterly reports, as it deems appropriate; the annual reports are audited by the Trust's independent auditors.

Statements contained in this Statement of Additional Information and in the Prospectuses as to the contents of contracts and other documents are not necessarily complete. Investors should refer to the documents themselves for definitive information as to their detailed provisions. The Trust will supply copies of its Declaration of Trust and By-Laws to interested persons upon request.

The Trust and shares in the Trust have been registered with the Securities and Exchange Commission in Washington, DC, by the filing of a registration statement. The registration statement contains certain information not included in the Prospectuses or not included in this Statement of Additional Information and is available for public inspection and copying at the offices of such Commission.

Financial Statements

This Statement of Additional Information incorporates by reference the following documents, a copy of each of which accompanies this Statement of Additional Information:

1. The Prospectus of Bascom Hill BALANCED Fund,
   Inc. dated February 28, 1997.

2. The Statement of Additional Information of Bascom
   Hill BALANCED Fund, Inc. dated February 28, 1997.

3. The Annual Report of Bascom Hill BALANCED
    Fund, Inc. dated December 31, 1996.

4.  The Annual Report of GIT Equity Trust dated
    March 31, 1996 and the Semi-Annual Report
    (unaudited) of  GIT Equity Trust dated
    September 30, 1996.

The following pro forma financial information relates to Bascom
Hill BALANCED Fund, Inc. and the GIT Equity Trust Equity Income
Portfolio:

PRO FORMA FINANCIAL STATEMENTS OF
Bascom Hill BALANCED Fund, Inc. and the GIT Equity Trust Equity
Income Portfolio
DECEMBER 31, 1996
(unaudited)

PRO FORMA STATEMENT OF NET ASSETS

Schedule of Investments
December 31, 1996


                             Balanced   GIT
                             Fund       Fund      ADJ     Combined
Schedule of Investments
December 31, 1996

Common Stocks

Automotive
Pep Boys - Manny Moe & Jack  269,063    116,850           385,913
Chrysler Corporation              -      89,100            89,100

Basic Industry
"Morton International, Inc.  301,550    122,250           423,800

Computer - Hardware and Peripherals
Compaq Computer Corp.	      215,687         -           215,687

Computer - Software and Services
American List Corporation          -     91,125            91,125
Cabletron Systems, Inc.      282,625    126,350           408,975

Consumer Products
Kimberly-Clark Corporation   266,700    114,300           381,000
Lancaster Colony Corp.	     404,800          -           404,800

Electronics - General
Eastman Kodak Company        276,862    120,375           397,237

Electronics - Semiconductors
Intel Corp.                  170,219         -            170,219

Financial Services
American Express             271,200    118,650           389,850
Chase Manhattan Corporation        -     25,375            25,375
Federal Home Loan Mortgage
  Corp.                      325,606    137,656           463,262
Green Tree Financial
  Corporation                104,288                      104,288
Norwest Corp.                267,525    113,100           380,625

Food & Beverage
Conagra, Inc.                277,356    121,887           399,243
Dole Food Co.                204,944     89,769           294,713

Insurance
MGIC Investment Corp.        239,400          -           239,400

Medical & Health Care
Abbott Laboratories          340,025    129,412           469,437
Columbia/HCA Healthcare Corp.354,525     97,800           452,325
Pfizer, Inc.                       -    116,025           116,025
Schering-Plough Corporation  346,413    155,400           501,813

Petroleum
Amoco Corporation                  -    161,000           161,000
Chevron Corporation                -    130,000           130,000
Royal Dutch Petroleum
  Company, ADR                     -    170,750           170,750

Real Estate
Hospitality Properties Trust       -     72,500            72,500
Post Properties, Inc.              -     60,375            60,375
Sum Communities, Inc.              -    103,500           103,500

Restaurants
McDonalds                    267,712    115,388           383,100

Retail - Department Stores
Wal-Mart stores, Inc.        300,300    130,388           430,688

Telecommunications
Ameritech Corporation              -    109,125           109,125
Bell Atlantic Corp.          294,613    129,500           424,113
Pacific Telesis Group              -     73,500            73,500
Royal PTT Nederland NV, ADR        -     37,875            37,875
SBC Communications, Inc.           -    129,375           129,375
Sprint Corporation                 -     79,750            79,750

Transportation
CSX Corporation                    -     84,500            84,500

Utilities - Electric
Baltimore Gas & Electric Co.       -    123,050           123,050
Central and Sothwest Corporation   -     38,437            38,437
SCANA Corporation                  -     74,900            74,900

Utilities - Gas
Brooklyn Union Gas Company         -     90,375            90,375
Northwest Natural Gas Company      -    126,656           126,656
Washington Gas Light Company       -     90,500            90,500
Williams Companies, Inc.           -    171,338           171,338

Total Common Stocks
  (Cost $8,034,469)        5,677,125  4,292,494     -   9,969,619


Fixed Income Investments

Treasury Securities
U.S. Treasury Notes
  5.625% due 1/31/98         375,311          -           375,311
U.S. Treasury Notes
  6.25% due 5/31/00          427,689          -           427,689
U.S. Treasury Notes
  5.625% due 2/28/01         441,396          -           441,396
U.S. Treasury Notes
  5.875% due 2/15/04         243,675          -           243,675
U.S. Treasury Notes
  6.50% due 8/15/05          191,476          -           191,476


Total Treasury Securities
  (Cost $1,670,709)        1,679,547          -      -   1,679,547

CMO/Remic Securities
Residential Funding
  7.00% due 12/25/07          17,782          -             17,782
FNMA Remic 6.75 % due
  5/25/19                    196,250          -            196,250

Total CMO/Remic Securities
  (Cost $215,751)            214,032          -      -     214,032

Corporate Bonds
General Telephone Co. of
  California 6.75% due
  12/1/97                    125,469          -            125,469
Morgan Stanley Group, Inc.
  8.10% due 6/24/02          169,874          -            169,874
Price/Costco Wholesale Corp.
  5.75% due 5/15/02          119,087          -            119,087
Norwest Corp. 6.625% due
  3/1/03                      89,498          -             89,498
Marshall & Ilsley Corp.
  6.375% due 7/15/03          97,610          -             97,610
Ford Motor Credit Corp.
  7.75% due 3/15/05          136,623          -            136,623
Columbia/HCA  6.91% due
  6/15/05                    170,067          -            170,067
Kohls Corp. 6.70% due 2/1/06 169,417          -            169,417
Disney 6.75% due 3/30/06     173,791          -            173,791

Total Corporate Bonds
  (Cost $1,246,935)        1,251,436          -      -   1,251,436

Total Fixed Income Investments
  (Cost $3,133,395)        3,145,015          -      -   3,145,015

Short-Term Investments

Variable Rate Demand Notes
American Family Financial
  Services 5.21 due 1/1/97   450,000          -            450,000
General Mills, Inc.
  5.20% due 1/1/97           450,000          -            450,000
Johnson Controls Inc.
  5.23% due 1/1/97           450,000          -            450,000
Pitney Bowes Credit Corp.
  5.20% due 1/1/97           450,000          -            450,000
Southwestern Bell Telephone
  5.19% due 1/1/97           364,670          -            364,670

Total Variable Rate Demand
  Notes                    2,164,670          -      -   2,164,670

Repurchase Agreement               -    670,000            670,000

Total Short Term Investments
  (Cost $2,834,670)        2,164,670    670,000      -   2,834,670

Cash & Receivables Less
  Liabilities	            30,949    (57,940)           (26,991)

Total Net Assets          11,017,759  4,904,554      -  15,922,313

Capital Shares Outstanding   500,140    261,284   86,817   848,240
Net Asset Value per Share     22.029     18.771      -      18.771

PRO FORMA STATEMENT OF OPERATIONS

Income
Interest                     307,236    146,635            453,871
Dividends                     67,454    138,904            206,358
Total Income                 374,690    285,539      -     660,229

Expenses
Auditing Fee                   5,896      1,837              7,733
Custodial Fee                  3,359      3,026              6,385
Directors' Fee                 3,000      3,000   (3,000)    3,000
Fidelity Bond	             1,082        954              2,036
Investment Advisor Fee        91,311     31,222  (10,742)  111,791
Legal Fee                        848        678              1,526
Licensing Fee                  3,018      8,234   (3,018)    8,234
Printing Costs                 5,808        910              6,718
Transfer Agent Expenses       28,213     19,905             48,118
Other Fees                    10,540         -              10,540
Total Expenses               153,075     69,766  (16,760)  206,081

Net Investment Income        221,615    215,773   16,760   454,148

Net Realized Gains	   1,558,337  1,684,659          3,242,996

Unrealized Depreciation     (146,758)   (85,008)          (231,766)

Net Realized Gains and
  Unrealized Depreciation  1,411,579  1,599,651      -   3,011,230

Total Increase in Net
  Assets                   1,633,194  1,815,424   16,760 3,465,378


See Accompanying Notes to Financial Statements

NOTES TO PRO FORMA FINANCIAL STATEMENTS OF
Bascom Hill BALANCED Fund, Inc. and GIT Equity Trust Equity
Income Portfolio
DECEMBER 31, 1996
(unaudited)

1. BASIS OF COMBINATION
The Pro Forma Statement of Net Assets reflects the accounts of GIT Equity Trust, Equity Income Portfolio (GIT) and Bascom Hill BALANCED Fund, Inc. (BHB) at December 31, 1996. The Pro Forma Statement of Operations reflects the accounts of GIT and BHB for the year ended December 31, 1996.
These statements have been derived from GIT's and BHB's books and records utilized in calculating daily net asset value at December 31, 1996.

 The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of BHB in exchange for shares of GIT under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of GIT for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Merger.
The actual fiscal year of the combined fund will be December 31, the fiscal year end of BHB.

 The Pro Forma Statement of Net Assets and the Pro
Forma Statement of Operations should be read in conjunction with the historical financial statements of BHB included or incorporated by reference in the Statement of Additional Information.

2. SHARES OF BENEFICIAL INTEREST
The pro forma net asset value per share assumes the issuance of shares of GIT, which would have been issued at December
31, 1996, in connection with the proposed reorganization, had it occurred then.

3. PRO FORMA OPERATIONS
The Pro Forma Statement of Operations assumes the same rate of gross investment income for the investments of GIT and BHB. Pro Forma operating expenses include the actual expenses of BHB and GIT. The expected expenses of the combined Fund should be lower in light of the larger net asset size among which expenses will be divided. Pro Forma operating expenses would be required to be adjusted downward by approximately $6,000 in order for the pro forma total expenses to result in an expense ratio of 0.55%. This decrease in expenses is a result of a general decline in expenses due to the restructuring of the services agreement between GIT and the investment advisor.